Exhibit 10.27

CONTRIBUTION AGREEMENT

This CONTRIBUTION AGREEMENT (this “Agreement”) is executed as of July 25, 2023 by and between Next Bridge Hydrocarbons, Inc., a Nevada corporation (the “Company”), Gregory McCabe, individually (“McCabe”) and McCabe Petroleum Corporation, a Texas corporation (“MPC” and together with Mr. McCabe, collectively, the “Contributor” and together with the Company, each a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, McCabe owns a 10% back-in after Project Payout working interest (the “Back-In Interest”) in the Orogrande Properties (as defined below) in the Orogrande Basin in Hudspeth County, Texas under the terms and conditions of that certain Participation Agreement dated as of September 23, 2014 among Hudspeth Oil Corporation, a subsidiary of the Company (“Hudspeth”), MPC and McCabe (as amended, the “Participation Agreement”);

WHEREAS, MPC owns beneficial and a controlling interest in the Bronco Assets (as defined below) in Vermillion Parish, Louisiana;

WHEREAS, McCabe is the sole shareholder of MPC;

WHEREAS, the Contributor desires to contribute the Back-In Interest and the Bronco Assets to the Company as consideration for the Company’s shareholders registering their shares of common stock of the Company (“Common Stock”) directly with American Stock Transfer & Trust Company LLC, the Company’s transfer agent (the “Transfer Agent”), excluding any Common Stock that is directly registered with the Transfer Agent in the name of brokers for the beneficial ownership of their customers or clients;

WHEREAS, it is the desire of the Parties to set forth the specific terms and conditions of the foregoing; and

WHEREAS, capitalized terms shall have the meaning set forth in Article XI or as otherwise defined in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I
CLOSING; CONTRIBUTION & DISCHARGE

1.1.       Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely via electronic exchange of documents and take place on a date to be specified by the Parties (the “Closing Date”).

1.2.       Contribution. At the Closing, and on the terms and subject to the conditions set forth in this Agreement, the Contributor shall assign, transfer, deliver and convey (collectively, “transfer”), or cause to be transferred, to the Company, and the Company shall acquire from the Contributor, free and clear of any Encumbrances created by, through or under Contributor other than Permitted Encumbrances,

(a)	the Contribution Percentage of Contributor’s Back-In Interest in the following (collectively, the “Contributed Back-In Assets”):

(i)	all of the Contributor’s undivided interests in and to the oil and gas leases covering the Orogrande Contract Area including such oil and gas leases described in Exhibit A (collectively, the “Orogrande Oil and Gas Leases”) and the lands covered thereby, including the lands pooled, unitized or communitized therewith (the “Orogrande Lands”), and all right, title and interest of Contributor in and to the leasehold estates created by the Orogrande Oil and Gas Leases;

(ii)	any oil, gas, water, monitoring or injection wells located on the Orogrande Lands whether producing, operating, plugged, permanently abandoned, shut-in or temporarily abandoned, including the wells described in Exhibit B (collectively, the “Orogrande Wells”) (including the right to recomplete inside of the wellbore of each Orogrande Well in a shallower zone than the producing formation of such Orogrande Well);

(iii)	the pipelines and facilities associated or used in connection with the Orogrande Wells and Orogrande Contract Area, including production units, flow lines and compression facilities, and all real property, tangible personal property, equipment, fixtures, improvements, permits, rights-of-way, easements, servitudes and other rights to use the surface or subsurface (including those rights-of-way, surface or subsurface use agreements, easements and servitudes described in Exhibit C) (collectively, the “Orogrande ROWs”), in each case used or held for use in connection with the exploration, development, production, gathering, treatment, handling, processing, storing, transporting, sale or disposal of Oil and Gas or water produced from or attributable to the Orogrande Lands, including all equipment installed on the Orogrande Oil and Gas Leases, the Orogrande Lands or the Orogrande Wells as of the Effective Time;

(iv)	the surface estate of the lands used in connection with the operations of the Orogrande Oil and Gas Leases and Orogrande Wells, including, without limitation, such surface estates described on Exhibit D together with all improvements, fixtures, field offices, buildings, structures and appurtenances located on such real property (collectively, the “Orogrande Surface Property”);

(v)	the unitization, pooling and communitization agreements, declarations and orders, and the units created thereby and all other such agreements covering all or any portion of the Orogrande Oil and Gas Leases (the “Orogrande Units” and together with the Orogrande Oil and Gas Leases, Orogrande Lands, the Orogrande ROWs, and the Orogrande Surface Property, the “Orogrande Properties”);

(vi)	all Oil and Gas in, on, under, or produced from or attributable to the Orogrande Properties at and after the Effective Time, and the proceeds thereof, and all Oil and Gas inventories from or attributable to the Orogrande Properties that are in storage as of the Effective Time;

(vii)	the tangible personal property, fixtures, improvements, equipment, materials and inventory used on or associated with or held for use in connection with the ownership, operation or development of the Orogrande Properties that are physically located within the Orogrande Contract Area (the “Orogrande Inventory”);

(viii)	to the extent related to the Orogrande Properties and not constituting Excluded Records, all records, files, maps, information and data, whether written or electronically stored, relating to the other assets in the possession of Contributor or Contributor’s Affiliates, including (i) land and title records (including abstracts of title, title opinions and title curative documents); (ii) Contract files; (iii) operations, environmental, production and accounting records; (iv) production, facility and well records and data; and (v) Asset Tax records (whether originals or photocopies) (the “Orogrande Records”)

(ix)	without limiting the foregoing, and excepting only the Orogrande Excluded Assets, any Oil and Gas properties or interests located in the “Orogrande Contract Area” shown on Exhibit E including all other right, title and interest (of whatever kind of character, whether legal or equitable, and whether vested or contingent) of Contributor in and to any (1) Oil and Gas produced from lands located within the Orogrande Contract Area after the Effective Time and (2) property, rights and obligations with respect to the Orogrande Contract Area ((1) and (2) include interests in oil, gas and/or mineral leases, Burdens, fee mineral interests, fee royalty interests, and any other interest insofar as they cover, or arise with respect to, the Orogrande Contract Area);

(x)	all contracts and agreements that are reasonably necessary to own, explore, develop, operate, maintain or use the Contributed Back-In Assets (along with the Orogrande Oil and Gas Leases and the Orogrande ROWs, collectively, the “Orogrande Contracts”);

(xi)	All rights, claims and causes of action to the extent attributable to the Contributed Back-In Assets described in this Section 1.2(a) insofar as such rights, claims and causes of action arise on or after the Effective Time; and

(b)	that certain right to under Section 3.5 of the Participation Agreement to pay the proportionate share of the Project Payout balance to Hudspeth, converting the Back-In Interest to a standard working interest (the “Option Right”); and

(c)	the Contribution Percentage of the Contributor’s interest in the following (collectively, the “Contributed Bronco Assets”, collectively with the Option Right and the Contributed Back-In Assets, the “Contributed Assets”):

(i)	all of the Contributor’s undivided interests in and to the oil and gas leases covering the Bronco Contract Area including such oil and gas leases described in Exhibit G (collectively, the “Bronco Oil and Gas Leases”, and together with the Orogrande Oil and Gas Leases, the “Oil and Gas Leases”) and the lands covered thereby, including the lands pooled, unitized or communitized therewith (the “Bronco Lands”, and together with the Orogrande Lands, the “Lands”), and all right, title and interest of Contributor in and to the leasehold estates created by the Bronco Oil and Gas Leases;

(ii)	any oil, gas, water, monitoring or injection wells located on the Bronco Lands whether producing, operating, plugged, permanently abandoned, shut-in or temporarily abandoned, if any (collectively, the “Bronco Wells”, and together with the Orogrande Wells, the “Wells”) (including the right to recomplete inside of the wellbore of each Bronco Well in a shallower zone than the producing formation of such Bronco Well);

(iii)	the pipelines and facilities associated or used in connection with the Bronco Wells and Bronco Contract Area, including production units, flow lines and compression facilities, and all real property, tangible personal property, equipment, fixtures, improvements, permits, rights-of-way, easements, servitudes and other rights to use the surface or subsurface, if any (collectively, the “Bronco ROWs”, and together with the Orogrande ROWs, the “ROWs”), in each case used or held for use in connection with the exploration, development, production, gathering, treatment, handling, processing, storing, transporting, sale or disposal of Oil and Gas or water produced from or attributable to the Bronco Units (as defined below), including all equipment installed on the Bronco Oil and Gas Leases, the Bronco Lands or the Bronco Wells as of the Effective Time;

(iv)	the surface estate of the lands used in connection with the operations of the Bronco Oil and Gas Leases and Bronco Wells, together with all improvements, fixtures, field offices, buildings, structures and appurtenances located on such real property (collectively, the “Bronco Surface Property”, and together with the Orogrande Surface Property, the “Surface Property”);

(v)	the unitization, pooling and communitization agreements, declarations and orders, and the units created thereby and all other such agreements covering all or any portion of the Bronco Oil and Gas Leases (the “Bronco Units” and together with the Bronco Oil and Gas Leases, Bronco Lands, the Bronco ROWs, and the Bronco Surface Property, the “Bronco Properties”);

(vi)	all Oil and Gas in, on, under, or produced from or attributable to the Bronco Properties at and after the Effective Time, and the proceeds thereof, and all Oil and Gas inventories from or attributable to the Bronco Properties that are in storage as of the Effective Time;

(vii)	the tangible personal property, fixtures, improvements, equipment, materials and inventory used on or associated with or held for use in connection with the ownership, operation or development of the Bronco Properties that are physically located within the Bronco Contract Area (the “Bronco Inventory”);

(viii)	to the extent related to the Bronco Properties and not constituting Excluded Records, all records, files, maps, information and data, whether written or electronically stored, relating to the other assets in the possession of Contributor or Contributor’s Affiliates, including (i) land and title records (including abstracts of title, title opinions and title curative documents); (ii) Contract files; (iii) operations, environmental, production and accounting records; (iv) production, facility and well records and data; and (v) Asset Tax records (whether originals or photocopies) (the “Bronco Records”);

(ix)	without limiting the foregoing, and excepting only the Bronco Excluded Assets, any Oil and Gas properties or interests located in the “Bronco Contract Area” shown on Exhibit H including all other right, title and interest (of whatever kind of character, whether legal or equitable, and whether vested or contingent) of Contributor in and to any (1) Oil and Gas produced from lands located within the Bronco Contract Area after the Effective Time and (2) property, rights and obligations with respect to the Bronco Contract Area ((1) and (2) include interests in oil, gas and/or mineral leases, Burdens, fee mineral interests, fee royalty interests, and any other interest insofar as they cover, or arise with respect to, the Bronco Contract Area);

(x)	all contracts and agreements that are reasonably necessary to own, explore, develop, operate, maintain or use the Contributed Bronco Assets (along with the Bronco Oil and Gas Leases and the Bronco ROWs, collectively, the “Bronco Contracts”); and

(xi)	All rights, claims and causes of action to the extent attributable to the Contributed Bronco Assets described in this Section 1.2(c) insofar as such rights, claims and causes of action arise on or after the Effective Time.

1.3.         Excluded Assets.

(a)	Notwithstanding the foregoing, the Contributed Back-In Assets shall not include and there is excepted, reserved and excluded from the transaction contemplated hereby all Orogrande Excluded Assets, including those properties and interests set forth on Exhibit F.

(b)	Notwithstanding the foregoing, the Contributed Back-In Assets shall not include and there is excepted, reserved and excluded from the transaction contemplated hereby all Bronco Excluded Assets.

(c)	Notwithstanding the foregoing, MPC hereby reserves the following:

(i)	A 12.5% back-in after payout working interest in each of the Bronco Contributed Leases (the “Reserved Bronco Back-In Interest”). The Reserved Bronco Back-In Interest will be reached at the point in time at which the proceeds of all production from all operations conducted on the Bronco Prospect (exclusive of royalty, overriding royalty and taxes chargeable to the working interest) equals the actual cost incurred by NBH and any third parties who contribute capital for the drilling, testing, equipping and the cost of operating the wells located on the Bronco Prospect, inclusive of overhead charges. The Reserved Bronco Back-In Interest shall be proportionately reduced to the extent that (x) MPC does not own the full leasehold interest in the Bronco Contributed Leases, (y) that the Bronco Contributed Leases do not cover the full mineral estate or (z) that the Bronco Contributed Leases are pooled, unitized or communitized with other leases or lands.

(ii)	An overriding royalty interest in and to all oil, gas, casinghead gas, distillate and/or condensate and other minerals produced and sold from each of the Bronco Contributed Leases equal to the positive difference, if any, between 25% and the royalty interest percentage to be paid the lessor under each Bronco Contributed Lease (collectively, the “Reserved Bronco Overriding Royalty Interest”). The Reserved Bronco Overriding Royalty Interest shall bear the same expenses that each of the lessors’ interest bears under each Bronco Contributed Lease. The Reserved Bronco Overriding Royalty Interest shall be proportionately reduced to the extent that (x) MPC does not own the full leasehold interest in the Bronco Contributed Leases, (y) that the Bronco Contributed Leases do not cover the full mineral estate or (z) that the Bronco Contributed Leases are pooled, unitized or communitized with other leases or lands. It is MPC’s intent to deliver to the Company a 75% net revenue interest as to the leasehold.

1.4.         Contribution Percentage; Consideration for the Contributed Assets.

(a)	The “Contribution Percentage” shall be a percentage equal to the product 100 multiplied by a fraction being as follows as of the Contribution Record Date:

(i)	the numerator shall be the total number of shares of Common Stock directly registered with the Transfer Agent less the number of Broker Registered Shares, in each case as of the Contribution Record Date; and

(ii)	the denominator shall be the total number of shares of Common Stock outstanding as of the Contribution Record Date.

(b)	The consideration for the contribution of the Contributed Assets shall be the Company’s shareholders registering their shares of Common Stock with the Transfer Agent.

1.5.       Instruments of Conveyance. In order to effectuate the transfer of the Contributed Assets contemplated by Section 1.2, at the Closing, the Contributor shall execute and deliver, or cause to be executed and delivered to the Company, dated as of the Closing Date, deeds and conveyances in reasonable and local customary form and describing the Contributed Assets and other bills of sale, certificates of title and other documents or instruments of assignment, transfer, or conveyance as the Company shall deem reasonably necessary to convey title in and to the Contributed Assets. The Conveyances shall warrant title by, through and under Contributor but not otherwise.

1.6.       No Liabilities Assumed by the Company. The Company shall not assume or take title to the Contributed Assets subject to, or in any way be liable or responsible for any liabilities, contracts, commitments and other obligations of the Contributor. The Company shall only be liable to the Contributor for its own acts or omissions.

1.7.       The Option Right. For the avoidance of doubt, Contributor is assigning the right to exercise the Option Right in full to the Company, even for such portions of the Back-In Interest that Contributor is not assigning to the Company.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Contributor that:

2.1.       Organization and Existence. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada. The Company has full power and authority to own, lease or otherwise hold and operate its properties and assets and to carry on its business as presently conducted. The Company is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which the conduct or nature of its business or the ownership, leasing, holding or operating of its properties makes such qualification necessary, except such jurisdictions where the failure to be so qualified or in good standing, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

2.2.       Authority Relative to this Agreement. The Company has all requisite power, authority and legal capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by the Company’s board of directors and no other proceedings on the part of the Company are necessary to authorize the execution, delivery and performance by the Company, respectively, of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes, and each other agreement, instrument or document executed or to be executed by the Company in connection with the transactions contemplated hereby has been, or when executed will be, duly executed and delivered by the Company and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of such Party enforceable against such Party in accordance with their respective terms, except that such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

2.3.       Noncontravention. The execution, delivery and performance by the Company of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (a) conflict with or result in a violation of any provision of the Company’s organizational documents, (b) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement or other instrument or obligation to which the Company is a party or by which the Company or any of its respective properties may be bound, (c) result in the creation or imposition of any Encumbrance upon the properties of the Company or (d) assuming compliance with the matters referred to in Section 2.4, violate any Applicable Law binding upon the Company, except, in the case of clauses (b), (c) and (d) of this Section 2.3, for any such conflicts, violations, defaults, terminations, cancellations, accelerations or Encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

2.4.       Governmental Approvals. No consent, approval, order or authorization of, or declaration, filing or registration with, any Governmental Entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by it of the transactions contemplated hereby, other than (a) compliance with any applicable state securities or asset transfer laws, (b) filings with Governmental Entities to occur in the ordinary course following the consummation of the transactions contemplated hereby, and (c) such consents, approvals, orders or authorizations which, if not obtained, and such declarations, filings or registrations which, if not made, would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

2.5.       Compliance With Laws. To the Knowledge of the Company, the Company has complied in all respects with all Applicable Laws, except for noncompliance with such Applicable Laws which, individually or in the aggregate, do not and will not have a Material Adverse Effect on the Company. The Company has not received any written notice from any Governmental Entity, which has not been dismissed or otherwise disposed of, that the Company has not so complied. The Company has not been charged or, to the Knowledge of the Company, threatened with, or under investigation with respect to, any violation of any Applicable Law relating to any aspect of the business of the Company, other than violations which, individually or in the aggregate, do not and in the reasonable judgment of the Company will not have a Material Adverse Effect on the Company.

2.6.       Brokerage Fees. The Company has not retained any financial advisor, broker, agent or finder or paid or agreed to pay any financial advisor, broker, agent or finder on account of this Agreement or any transaction contemplated hereby.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTOR

The Contributor hereby represents and warrants to the Company as follows:

3.1.       Authority Relative to this Agreement. The Contributor has full power and authority to execute and deliver this Agreement and the other Transaction Documents to which the Contributor is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Contributor of this Agreement and the other Transaction Documents to which the Contributor is a party, and the consummation by the Contributor of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action, and no other proceedings are necessary to authorize the execution, delivery and performance by the Contributor of this Agreement and the other Transaction Documents to which the Contributor is a party and the consummation by the Contributor of the transactions contemplated hereby and thereby. This Agreement and each of the other Transaction Documents to which the Contributor is a party has been duly executed and delivered by the Contributor and constitutes, or when executed will be, duly executed and delivered by the Contributor and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of the Contributor enforceable against the Contributor in accordance with its respective terms, except that such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

3.2.       Noncontravention. The execution, delivery and performance by the Contributor of this Agreement and the other Transaction Documents to which the Contributor is a party and the consummation by the Contributor of the transactions contemplated hereby and thereby, do not and will not (i) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement or other instrument or obligation to which the Contributor is a party or by which the Contributor or any of the Contributed Assets may be bound, (ii) result in the creation or imposition of any Encumbrance upon the Contributed Assets or (iii) assuming compliance with the matters referred to in Section 3.3, violate any Applicable Law binding upon the Contributor.

3.3.       Governmental Approvals. No consent, approval, order or authorization of, or declaration, filing or registration with, any Governmental Entity is required to be obtained or made by the Contributor in connection with the execution, delivery or performance by the Contributor of this Agreement or the other Transaction Documents to which the Contributor is a party or the consummation by the Contributor of the transactions contemplated hereby or thereby, other than (a) compliance with any applicable state securities or asset transfer laws, and (b) filings with Governmental Entities to occur in the ordinary course following the consummation of the transactions contemplated hereby.

3.4.       Absence of Undisclosed Liabilities. The Contributor has no liability or obligation with respect to the Contributed Assets (whether accrued, absolute, contingent, unliquidated or otherwise).

3.5.       Tax Matters. As of the Closing Date, all Tax Returns required to be filed with respect to the Contributed Assets, including those relating to Asset Taxes, severance Taxes and any other Taxes imposed on or with respect to the Contributed Assets and any production therefrom, required to be filed by the Contributor, have been timely filed (taking into account any extension of time to file granted or obtained) with the applicable taxing authority, all such Tax Returns are true, correct and complete, and all Taxes due or claimed due by a taxing authority (whether or not shown as due) have been timely and properly paid in full. The Contributor has complied with all applicable Laws relating to the payment and withholding of Taxes, and has duly and timely withheld and paid over to the appropriate taxing authority all amounts required to be so withheld and paid under all applicable Laws. There are no Encumbrances for Taxes (other than for Permitted Encumbrances) upon any of the Contributed Assets. There has been no issue raised or adjustment proposed (and to the Knowledge of the Contributor, none is pending) by the IRS or any other taxing authority in connection with any of such Tax Returns, nor has the Contributor received any written notice from the IRS or any such other taxing authority that any such Tax Return is being audited or may be audited or examined. The Contributor has not agreed to the extension or waiver of any statute of limitations on the assessment or collection of any such Tax or with respect to any such Tax Return. The Contributor is not a “foreign person” within the meaning of Section 1445 (or similar provisions) of the Code. No assets comprising the Contributed Assets is (a) subject to a Tax partnership agreement or (b) otherwise treated as an interest in a “partnership” as defined in Section 761 of the Code. The acquisition and purchase of the Contributed Assets will not cause the Company to be liable as a successor or transferee by statute, contract or otherwise for any Taxes for which Contributor is responsible.

3.6.         Compliance with Laws. The Contributor has complied in all respects with all Applicable Laws relating to the ownership or, to the Knowledge of the Contributor, the operation of the Contributed Assets, except for noncompliance with such Applicable Laws which, individually or in the aggregate, do not and will not have a Material Adverse Effect on the Contributed Assets. The Contributor has not received any written notice from any Governmental Entity, which has not been dismissed or otherwise disposed of, that the Contributor has not so complied. The Contributor has not, and to the Knowledge of the Contributor, the Lessees have not, been charged or, to the Knowledge of the Contributor, threatened with, or under investigation with respect to, any material violation of any Applicable Laws.

3.7.         Legal Proceedings. There are no Proceedings pending or, to the Knowledge of the Contributor, threatened against or involving the Contributed Assets, the Oil and Gas Leases or the rights of the Contributor with respect to the Contributed Assets. The Contributor is not subject to any judgment, order, writ, injunction, or decree of any Governmental Entity which has had or is reasonably likely to materially affect title to or the value of the Contributed Assets. There are no Proceedings pending or, to the Knowledge of the Contributor, threatened against the Contributor or the Contributed Assets (or any Oil and Gas Lease), seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby or which could reasonably be expected to affect the Contributor’s ability to consummate the transactions contemplated hereby.

3.8.         No Alienation; Title. The Contributor has not sold, assigned, conveyed, or transferred or contracted to sell, assign, convey or transfer any right or title to, or interest in, the Contributed Assets. Except for the Permitted Encumbrances,

(a)	Contributor has no less than a 10% back-in working interest after Project Payout in the Orogrande Oil and Gas Leases, and no lien, encumbrance, or other title defect exists against the Contributed Back-In Assets, save and except for any Permitted Encumbrances; and

(b)	Contributor has no lien, encumbrance, or other title defect exists against the Contributed Bronco Assets, save and except for any Permitted Encumbrances.

3.9.         Contracts. To the Knowledge of the Contributor:

(a)	(i) The Contributor is not in breach or default (and no situation exists which with the passing of time or giving of notice would create a breach or default) of its obligations under any Contracts, and (ii) no breach or default by any third party (or situation which with the passage of time or giving of notice would create a breach or default) exists under any Contracts, to the extent such breach or default (whether by the Contributor or such third party) could reasonably be expected to have a Material Adverse Effect on the Contributed Assets after the Closing Date; and

(b)	All payments owing under Contracts have been and are being made (timely, and before the same became delinquent) by third parties where the non-payment of same by a third party could materially and adversely affect the ownership, exploration, development, operation, maintenance, value or use of any of the Contributed Assets after the Closing Date.

For the purposes of the representations contained in this Section 3.9 (and without limitation of such representations), the non-payment of an amount, or non-performance of an obligation, where such non-payment, or non-performance, could result in the forfeiture or termination of rights of the Contributor or any Lessee under a Contract, shall be considered material.

3.10.       Area of Mutual Interest and Other Agreements; Tax Partnerships. No Contributed Asset is subject to any area of mutual interest agreements, and no Contributed Asset is subject to any farm-out or farm-in agreement under which any party thereto is entitled to receive assignments not yet made, or could earn additional assignments after the Closing Date. No Contributed Asset is subject to (or has related to it) any Tax partnership.

3.11.       Payment of Expenses. All expenses relating to the ownership of the Contributed Assets, have been, and are being, paid (timely, and before the same become delinquent) by the Contributor, except such expenses as are disputed in good faith by the Contributor and for which an adequate accounting reserve has been established by the Contributor.

3.12.       Oral Contracts. The Contributor has not entered into any oral contract with respect to the Contributed Assets.

3.13.       Preferential Rights and Consents to Assign. Except for the consent of Hudspeth to the contribution of the Contributed Back-In Assets and the contribution of the Option Right, there are no consents to assignment or waivers of preferential rights to purchase that must be obtained from third parties in order for the Contributor to consummate the transactions contemplated by this Agreement without violating or breaching a duty or obligation of the Contributor.

3.14.       No Participating Minerals. The Contributed Assets do not include any unleased or other mineral interest where the Contributor has agreed to bear a share of drilling, operating or other costs as a participating mineral owner.

3.15.       Brokerage Fees. The Contributor has not retained any financial advisor, broker, agent or finder or paid or agreed to pay any financial advisor, broker, agent or finder on account of this Agreement or any transaction contemplated hereby.

ARTICLE IV
COVENANTS PENDING CLOSING; CERTAIN ACTIONS RELATING TO CLOSING

4.1.        Conduct and Preservation of the Business of the Contributor. The Contributor hereby covenants and agrees with the Company that, except as contemplated by this Agreement, during the period from the date hereof to the Closing Date, the Contributor shall use the Contributor’s reasonable best efforts to preserve, maintain and protect the Contributed Assets.

4.2.        Restrictions on Certain Actions of the Contributor. Except as otherwise expressly provided in this Agreement, prior to the Closing Date, the Contributor shall not, without the consent of the Company:

(a)	mortgage or pledge any of the Contributed Assets or create or suffer to exist any Encumbrance thereupon, other than the Permitted Encumbrances;

(b)	sell, lease, transfer or otherwise dispose of, directly or indirectly, any of the Contributed Assets, except in the ordinary course of business;

(c)	amend, modify or change any existing lease or contract with respect to the Contributed Assets, other than in the ordinary course of the business;

(d)	waive, release, grant or transfer any rights of value relating to the Contributed Assets, other than in the ordinary course of business;

(e)	delay payment of any account payable or any known or accrued liability relating to the Contributed Assets beyond the earlier of thirty (30) days or its due date or the date when such liability would have been paid in the ordinary course of business, unless such delay is due to a good faith dispute as to liability or amount;

(f)	except as set forth in this Section 4.2, take any action that would make any of the representations or warranties of the Contributor untrue as of any time from the date of this Agreement to the Closing Date, or would result in any of the conditions set forth in this Agreement not being satisfied;

(g)	merge into or with or consolidate with any other Person or acquire all or substantially all of the business or assets of any other Person;

(h)	amend any Tax Returns, make any election, adopt any accounting method or fiscal year, or take any position in any Tax Returns relating to the Contributed Assets that is inconsistent with any such election, account method, fiscal year or position previously made, adopted or taken with respect to the Contributed Asset; or

(i)	agree in writing or otherwise to take any of the actions described in this Section 4.2.

ARTICLE V
ADDITIONAL AGREEMENTS

5.1.         Notification of Certain Matters. Each Party shall give prompt notice to the other Parties of (a) any fact or circumstance that would be likely to cause any representation or warranty of such Party contained in this Agreement to be untrue or inaccurate in any material respect and (b) any material failure of such Party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Party hereunder. The delivery of any notice pursuant to this Section 5.1 shall not be deemed to (i) modify the representations or warranties hereunder of the Party delivering such notice, (ii) modify the conditions set forth in ARTICLE 6 or (iii) limit or otherwise affect the remedies available hereunder to any Party receiving such notice.

5.2.         Reasonable Best Efforts. Each Party agrees that such will not voluntarily undertake any course of action inconsistent with the provisions or intent of this Agreement and will use such Party’s reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable under Applicable Laws to consummate the transactions contemplated by this Agreement, including, without limitation, (a) cooperating in determining whether any other consents, approvals, orders, authorizations, waivers, declarations, filings or registrations of or with any Governmental Entity or third party are required in connection with the consummation of the transactions contemplated hereby, (b) using such Party’s reasonable best efforts to obtain any such consents, approvals, orders, authorizations and waivers and to effect any such declarations, filings and registrations, (c) using such Party’s reasonable best efforts to cause to be lifted or rescinded any injunction or restraining order or other order adversely affecting the ability of the Parties to consummate the transactions contemplated hereby, (d) using such Party’s reasonable best efforts to defend, and to cooperate in defending, all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby and (e) executing of any additional instruments necessary to consummate the transactions contemplated hereby.

5.3.         Public Announcements. The Company may from time-to-time make such press releases or otherwise make public statements with respect to this Agreement of the transactions contemplated hereby as the Company deems appropriate or as may be required by law, in its sole discretion. The Contributor shall not issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the Company.

5.4.       Amendment of Schedules and Exhibits. Each Party agrees that, with respect to the representations and warranties of such Party contained in this Agreement, such Party shall have the continuing obligation until the Closing to supplement or amend the Schedules hereto with respect to any matter hereafter discovered which, if known at the date of this Agreement, would have been required to be set forth or described in the Schedules. For all purposes of this Agreement, including without limitation for purposes of determining whether the conditions set forth in Section 6.2(a) and Section 6.3(a) have been fulfilled, the Schedules hereto shall be deemed to include only that information contained therein on the date of this Agreement and shall be deemed to exclude all information contained in any supplement or amendment thereto. The Parties agree to amend or supplement any of the Exhibits in order to effectuate the transactions contemplated hereto provided that the obligations under this Section 5.4 shall not cure any default under this Agreement caused by incorrect information being listed on an Exhibit.

5.5.       Fees and Expenses. All fees and expenses, including fees and expenses of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Company.

5.6.       Post-Closing Assurances and Access to Records. After the Closing, the Contributor and the Company shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document, certificate or other instrument delivered pursuant hereunto. For a reasonable period of time not to exceed seven (7) years, after the Closing, the Contributor shall grant the Company and its authorized representatives reasonable access (including copying privileges at the Company’s sole cost and expense) during the Contributor’s normal business hours to all Records of the Contributor pertaining to the Contributed Assets and not included in the Contributed Assets, where such Records may be located for the purpose of prosecuting or defending claims, lawsuits or other proceedings, for audit purposes, or to comply with legal process, rules, regulations or orders of any board, agency, tribunal or government.

5.7.       SEC Reporting; Financial Statements. Contributor acknowledges that the Company may be required to include certain financial information relating to the Contributed Assets (“Financial Statements”) in documents filed with the SEC by the Company pursuant to the Securities Act or the Exchange Act, and that such Financial Statements may be required to be audited. In that regard, Contributor and the Contributor’s Affiliates shall cooperate with the Company, and provide the Company reasonable access to such records and personnel of Contributor and the Contributor’s Affiliates as the Company may reasonably request to enable the Company, and their representatives and accountants to create and audit any Financial Statements that the Company deems necessary. Contributor shall consent to the inclusion or incorporation by reference of the Financial Statements in any registration statement, report or other document of the Company to be filed with the SEC in which the Company reasonably determines that the Financial Statements are required to be included or incorporated by reference to satisfy any rule or regulation of the SEC or to satisfy relevant disclosure obligations under the Securities Act or the Exchange Act. Upon request of the Company or any of its Affiliates, Contributor shall use reasonable best efforts to cause the external audit firm that audits the Financial Statements to consent to the inclusion or incorporation by reference of its audit opinion with respect to the audited Financial Statements in any such registration statement, report or other document. Contributor shall provide the Company, its Affiliates and their independent accountants with access to (i) any audit work papers of Contributor’s independent accountants and (ii) any management representation letters provided by Contributor to Contributor’s independent accountants.

5.8.         Joint Operating Agreement and Tax Partnership Agreement. Prior to Closing, MPC and the Company shall negotiate and agree to a mutually agreeable form of joint operating agreement and tax partnership agreement related to the Reserved Back-In Interest.

ARTICLE VI
CONDITIONS

6.1.         Conditions to Obligations of the Parties. The obligations of the Parties to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

(a)	Legal Proceedings. No preliminary or permanent injunction or other order, decree, or ruling issued by a Governmental Entity, and no statute, rule, regulation, or executive order promulgated or enacted by a Governmental Entity, shall be in effect which restrains, enjoins, prohibits, or otherwise makes illegal the consummation of the transactions contemplated hereby; and no Proceeding by a Governmental Entity shall have been commenced or threatened (and be pending or threatened on the Closing Date) against the Company, the Contributor or the Contributed Assets, or any of their respective Affiliates, associates, directors, or officers seeking to prevent or challenging the transactions contemplated hereby.

(b)	Consents. All consents, approvals, orders, authorizations and waivers of, and all declarations, filings and registrations with, third parties (including Governmental Entities) required to be obtained or made by or on the part of the Parties, or otherwise reasonably necessary for the consummation of the transactions contemplated hereby, shall have been obtained or made, and all thereof shall be in full force and effect at the time of Closing.

6.2.         Conditions to Obligation of the Contributor. The obligation of the Contributor to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

(a)	Representations and Warranties. All the representations and warranties of the Company contained in this Agreement and in any agreement, instrument or document delivered pursuant hereto or in connection herewith on or prior to the Closing Date, shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date, except as affected by transactions permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such specified date.

(b)	Covenants and Agreements. The Company shall have performed and complied with in all material respects all covenants and agreements required by this Agreement to be performed or complied with by the Company on or prior to the Closing Date.

(c)	Effectiveness of the S-1. The Company’s Registration Statement on Form S-1 filed with the SEC on July 26, 2023 (the “Registration Statement”) shall have been declared effective by the SEC under the Securities Act, and no stop order suspending the effectiveness of such Registration Statement shall be in effect and no proceeding for that purpose shall be pending before or threated by the SEC.

(d)	Certificates. The Contributor shall have received a certificate from the Company, dated the Closing Date, representing and certifying that the conditions set forth in Section 6.1 and Section 6.2 have been fulfilled.

6.3.         Conditions to Obligation of the Company. The obligation of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

(a)	Representations and Warranties. All the representations and warranties of the Contributor contained in this Agreement and in any agreement, instrument or document delivered pursuant hereto or in connection herewith on or prior to the Closing Date, shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date, except as affected by transactions permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such specified date.

(b)	Covenants and Agreements. The Contributor shall have performed and complied with in all material respects all covenants and agreements required by this Agreement to be performed or complied with by the Contributor on or prior to the Closing Date.

(c)	No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any Material Adverse Effect with respect to the Contributed Assets.

(d)	Certificates. The Company shall have received a certificate from the Contributor, dated the Closing Date, representing and certifying that the conditions set forth in Section 6.1 and Section 6.3 have been fulfilled.

(e)	Conveyances. The Contributor shall have executed and delivered to the Company the Conveyances conveying the Contributed Assets and such deeds (in reasonable and local customary form and warranting title only as against the claims of parties claiming by, through or under Contributor) and other bills of sale, certificates of title and other documents or instruments of assignment, transfer, or conveyance as the Company shall reasonably deem necessary or appropriate to vest in or confirm to the Company title to the Contributed Assets, which shall be transferred at the Closing.

(f)	FIRPTA Certificate. The Contributor shall have delivered to the Company a certificate of non-foreign status satisfying the requirements of Treasury Regulations Section 1.1445-2(b) in a form satisfactory to the Company.

ARTICLE VII
PRODUCTION, PROCEEDS, EXPENSES AND TAX MATTERS

7.1.       Division of Expenses. Except as otherwise provided in Section 7.3, all costs and expenses incurred in connection with the Contributed Assets prior to the Closing Date shall be borne and timely paid by the Contributor pursuant to Section 4.2(e).

7.2.       Recording and Transfer Expenses. The Company shall pay all costs of recording and filing (a) the assignments delivered hereunder for the Contributed Assets, (b) all state, federal and other territories transfer and assignment documents, and (c) all other instruments.

7.3.         Taxes.

(a)	Tax Related Indemnity Payments. The Contributor shall fully and timely pay all Excluded Taxes and shall indemnify and hold the Company harmless from all Excluded Taxes in accordance with Section 9.2(a)(iii).

(b)	Transfer Taxes. The Contributor shall be responsible for and shall pay 100% of all Transfer Taxes when due. The Company and the Contributor shall cooperate to obtain all available exemptions from the foregoing Transfer Taxes.

(c)	Apportionment of Taxes. The Contributor shall bear all Asset Taxes for any Pre-Closing Date Tax Period, and the Company shall bear all Asset Taxes for any Post-Closing Date Tax Period. If any Asset Tax (or Asset Tax refund) relates to a period that begins before and ends after the Closing Date, the Contributor and the Company shall use the following conventions for determining the portion of such Asset Tax (or Asset Tax refund) that relates to a Pre-Closing Date Tax Period and which relates to a Post-Closing Date Tax Period: (A) Asset Taxes that are attributable to the severance or production of hydrocarbons shall be deemed allocated to the period in which associated revenues, net of severance or production Taxes, are received; (B) in the case of Asset Taxes that are property or ad valorem Taxes and other similar Taxes imposed on a periodic basis, the amount of such Taxes (or Tax refunds) attributable to the Pre-Closing Date Tax Period shall be determined by multiplying such Taxes for the entire period by a fraction, the numerator of which is the number of calendar days in the portion of the period ending on the Closing Date and the denominator of which is the number of calendar days in the entire period, and the remaining amount of such Taxes (or Tax refunds) shall be attributable to the Post- Closing Date Tax Period; and (C) in the case of all other Asset Taxes, the amount of Asset Taxes (or Asset Tax refunds) attributable to the Pre-Closing Date Tax Period shall be determined as if a separate return was filed for the period ending as of the end of the day on the Closing Date using a “closing of the books methodology,” and the remaining amount of the Taxes (or Tax refunds) for such period shall be attributable to the Post-Closing Date Tax Period; provided, however, that for purposes of clause (C), exemptions, allowances, or deductions that are calculated on an annual basis (including depreciation and amortization deductions) shall be apportioned between the Pre-Closing Date Tax Period and the Post-Closing Date Tax Period in proportion to the number of days in each such period. For the avoidance of doubt, the Contributor shall bear (X) all Income Taxes attributable to the Contributed Assets for all Pre-Closing Date Tax Periods and (Y) all Income Taxes imposed by Applicable Law on the Contributor resulting from the transactions contemplated by this Agreement.

(d)	Tax Cooperation. The Company and the Contributor shall (i) assist in the preparation and timely filing of any Tax Return (including any claim for a Tax refund) relating to the Contributed Assets; (ii) assist in any audit or other proceeding with respect to Taxes or Tax Returns relating to the Contributed Assets; (iii) make available any information, records, or other documents relating to any Taxes or Tax Returns relating to the Contributed Assets; (iv) provide any information required to allow the other Party to comply with any information reporting or withholding requirements contained in the Code or other Applicable Laws; and (v) provide certificates or forms, and timely execute any Tax Return that are necessary or appropriate to establish an exemption for (or reduction in) any Transfer Tax. Without limiting the foregoing, within 30 days following the Closing, the Contributor shall provide to the Company a schedule that sets forth the adjusted Tax basis in each of the Contributed Assets (as determined immediately prior to Closing) (the “Tax Basis Schedule”).

ARTICLE VIII
TERMINATION

8.1.         Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing in the following manner:

(a)	By written consent of the Parties;

(b)	By the Contributor or the Company, if:

(i)	The Closing shall not have occurred on or before December 31, 2023, unless such failure to close shall be due to a material breach of this Agreement by the Party seeking to terminate this Agreement pursuant to this Section 8.1(c)(i); or

(ii)	There shall be any Applicable Law that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or a Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby, and such order, decree, ruling or other action shall have become final and nonappealable;

(c)	By the Contributor, if (i) any of the representations and warranties of the Company contained in this Agreement shall not be true and correct such that the condition set forth in Section 6.2(a) would not be satisfied, (ii) if any of the conditions for Closing set forth in Section 6.2 is not satisfied by the Closing Date; or (iii) the Company shall have failed to fulfill in any material respect any of its material obligations under this Agreement, which failure is material to the obligations of such Party under this Agreement, and, in the case of each of clauses (i) and (iii) of this Section 8.1(c), such misrepresentation, breach of warranty or failure (provided it can be cured) has not been cured within thirty (30) days of notice thereof by the Contributor.

(d)	By the Company, if (i) any of the representations and warranties of the Contributor contained in this Agreement shall not be true and correct such that the condition set forth in Section 6.3(a) would not be satisfied; (ii) if any of the conditions for Closing set for in Section 6.3 is not satisfied by the Closing Date; or (iii) the Contributor shall have failed to fulfill in any material respect any of their material obligations under this Agreement, which failure is material to the obligations of such Party under this Agreement, and, in the case of each of clauses (i) and (ii) of this Section 8.1(d), such misrepresentation, breach of warranty or failure (provided it can be cured) has not been cured within thirty (30) days of notice thereof by the Company.

8.2.         Effect of Termination. In the event of the termination of this Agreement pursuant to Section 8.1 by the Company or the Contributor, written notice thereof shall forthwith be given to the Company or the Contributor, as applicable, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall become void and have no effect, and there shall be no liability hereunder on the part of any Party, or any of their respective directors, managers, officers, employees, shareholders, unitholders, partners or representatives, except that the agreements contained in this ARTICLE 8 and ARTICLE 10 shall survive the termination hereof. Nothing contained in this Section 8.2 shall otherwise relieve any Party from liability for damages actually incurred as a result of any breach of this Agreement.

ARTICLE IX
INDEMNIFICATION

9.1.         Survival of Representations, Warranties, Covenants and Agreements. All of the representations and warranties of the Company in ARTICLE 2 and the Contributor in ARTICLE 3 shall survive the Closing and continue in full force and effect through and including the date that is twelve months immediately following the Closing; provided, that the representations and warranties in (i) Section 3.1 (Authority Relative to this Agreement), Section 3.2 (Noncontravention), Section 3.3 (Governmental Approvals) and Section 3.15 (Brokerage Fees) shall survive indefinitely, and (ii) Section 3.5 (Tax Matters) shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof) plus sixty (60) days. All other covenants and agreements contained in this Agreement shall survive the Closing until fully performed. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

9.2.         Indemnification.

(a)	Subject to Section 9.1, the Contributor hereby agrees to indemnify, defend and hold the Company and its Affiliates and their respective directors, managers, officers, employees, stockholders, unitholders, members, partners, agents, attorneys, representatives, successors and assigns (collectively, the “Company Indemnified Parties”) harmless from and against, and pay to the applicable Company Indemnified Parties the amount of, any and all losses, liabilities, claims, obligations, deficiencies, demands, judgments, damages (excluding consequential damages), interest, fines, penalties, claims, suits, actions, causes of action, assessments, awards, costs and expenses (including costs of investigation and defense and reasonable attorneys’ and the cost of enforcing any right to indemnification hereunder), whether or not involving a third party claim (individually, a “Loss” and, collectively, “Losses”):

(i)	based upon or resulting from the failure of any of the representations or warranties made by the Contributor in the Transaction Documents to be true and correct in all respects at and as of the date hereof and at and as of the Closing Date;

(ii)	based upon or resulting from the breach of any covenant or other agreement on the part of the Contributor under any Transaction Document;

(iii)	based upon or resulting from the Excluded Assets or Excluded Taxes.

The aggregate of all Losses for which Contributor shall be liable pursuant to this Section 9.2(a) shall not exceed five hundred thousand U.S. Dollars ($500,000).

(b)	Subject to Section 9.1, the Company hereby agrees to indemnify, defend and hold the Contributor and the Contributor’s Affiliates and their respective stockholders, unitholders, directors, managers, employees, members, partners, agents, attorneys, representatives, successors and permitted assigns (collectively, the “Contributor’s Indemnified Parties”) harmless from and against, and pay to the applicable Contributor’s Indemnified Parties the amount of, any and all Losses:

(i)	based upon or resulting from the failure of any of the representations or warranties made by the Company in any Transaction Document to be true and correct in all respects at the date hereof and as of the Closing Date;

(ii)	based upon or resulting from the breach of any covenant or other agreement on the part of the Company under any Transaction Document; and

(iii)	relating to the Contributed Assets, arising from or relating to the ownership or actions or inactions of the Company after the Closing Date.

(c)	The right to indemnification or any other remedy based on representations, warranties, covenants and agreements in the Transaction Documents shall not be affected by any investigation conducted at any time, or any Knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or agreement. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any such covenant or agreements, will not affect the right to indemnification or any other remedy based on such representations, warranties, covenants and agreements. The remedy of indemnification set forth in this ARTICLE 9 shall be in addition to any other remedies that any indemnified party may have under Applicable Laws (whether asserted in a proceeding at law or in equity).

9.3.         Indemnification Procedures.

(a)	A claim for indemnification for any matter not involving a third party claim may be asserted by notice to the Party from whom indemnification is sought; provided that failure to so notify the indemnifying party shall not preclude the indemnified party from any indemnification which such indemnified party may claim in accordance with this ARTICLE 9.

(b)	If any indemnified party receives notice of the assertion or commencement of any action made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a representative of the foregoing (a “Third Party Claim”) against such indemnified party with respect to which the indemnifying party is obligated to provide indemnification under this Agreement, the indemnified party shall give the indemnifying party reasonably prompt written notice thereof, but in any event not later than 30 calendar days after receipt of such notice of such Third Party Claim. The failure to give such prompt written notice shall not, however, relieve the indemnifying party of such indemnifying party’s indemnification obligations, except and only to the extent that the indemnifying party forfeits rights or defenses by reason of such failure. The indemnifying party shall have the right to participate in, or by giving written notice to the indemnified party, to assume the defense of any Third Party Claim at the indemnifying party's expense and by the indemnifying party's own counsel, and the indemnified party shall cooperate in good faith in such defense; provided, that if the indemnifying party is the Contributor, such indemnifying party shall not have the right to defend or direct the defense of any such Third Party Claim that seeks an injunction or other equitable relief against the indemnified party. In the event that the indemnifying party assumes the defense of any Third Party Claim, subject to Section 9.3(c), the indemnifying party shall have the right to take such action as the indemnifying party deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third Party Claim in the name and on behalf of the indemnified party. The indemnified party shall have the right to participate in the defense of any Third Party Claim with counsel selected by such indemnified party subject to the indemnifying party's right to control the defense thereof. The fees and disbursements of such counsel shall be at the expense of the indemnified party, provided, that if in the reasonable opinion of counsel to the indemnified party, (A) there are legal defenses available to an indemnified party that are different from or additional to those available to the indemnifying party; or (B) there exists a conflict of interest between the indemnifying party and the indemnified party that cannot be waived, the indemnifying party shall be liable for the reasonable fees and expenses of counsel to the indemnified party in each jurisdiction for which the indemnified party determines counsel is required. If the indemnifying party elects not to compromise or defend such Third Party Claim, fails to promptly notify the indemnified party in writing of such indemnified party’s election to defend as provided in this Agreement, or fails to diligently prosecute the defense of such Third Party Claim, the indemnified party may, subject to Section 9.3(c), pay, compromise, defend such Third Party Claim and seek indemnification for any and all Losses based upon, arising from or relating to such Third Party Claim.

(c)	Notwithstanding any other provision of this Agreement, the indemnifying party shall not enter into settlement of any Third Party Claim without the prior written consent of the indemnified party, except as provided in this Section 9.3(c). If a firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of the indemnified party and provides, in customary form, for the unconditional release of each indemnified party from all liabilities and obligations in connection with such Third Party Claim and the indemnifying party desires to accept and agree to such offer, the indemnifying party shall give written notice to that effect to the indemnified party. If the indemnified party fails to consent to such firm offer within ten (10) days after such indemnified party’s receipt of such notice, the indemnified party may continue to contest or defend such Third Party Claim and in such event, the maximum liability of the indemnifying party as to such Third Party Claim shall not exceed the amount of such settlement offer. If the indemnified party fails to consent to such firm offer and also fails to assume defense of such Third Party Claim, the indemnifying party may settle the Third Party Claim upon the terms set forth in such firm offer to settle such Third Party Claim. If the indemnified party has assumed the defense pursuant to Section 9.3(b), the indemnified party shall not agree to any settlement without the written consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed).

ARTICLE X
MISCELLANEOUS

10.1.       Notices. All notices, requests, demands and other communications required or permitted to be given or made hereunder by any Party shall be in writing and shall be deemed to have been duly given or made if (a) delivered personally, (b) transmitted by first class registered or certified mail, postage prepaid, return receipt requested, (c) sent by prepaid overnight courier service or (d) sent by electronic mail transmission, with read receipt requested, to the Parties at the following addresses (or at such other addresses as shall be specified by the Parties by like notice):

If to the Contributor:	Gregory McCabe 500 W. Texas Ave. Suite 890 Midland, TX 79701

If to the Company:	Next Bridge Hydrocarbons, Inc. 6300 Ridglea Place, Suite 950, Fort Worth, TX 76116 Attn: Luke Hawkins

With a copy to (which shall not constitute notice)	O’Melveny & Myers, LLP 2501 N. Harwood Ave., #1700 Dallas, TX 75201 Attn: Jason Schumacher

Such notices, requests, demands and other communications shall be effective (x) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (y) if mailed, the date of delivery as shown by the return receipt therefor or (z) if sent by electronic mail transmission, with read receipt requested, when the answer back is received.

10.2.       Entire Agreement. This Agreement, together with the schedules, exhibits, the other Transaction Documents and other writings referred to herein or delivered pursuant hereto, constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof.

10.3.       Binding Effect; Assignment; Third Party Benefit. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns; provided that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (by operation of law or otherwise) without the prior written consent of the other Party. Notwithstanding the foregoing, the Company shall have the right to assign this Agreement and its rights, interests and obligations hereunder to an Affiliate without the prior written consent of the other Party. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the Parties and their respective successors and permitted assigns any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

10.4.       Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by Applicable Law.

10.5.       Governing Law; Consent to Jurisdiction.

(a)	This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas. Each of the Parties submits to the jurisdiction of any state or federal court sitting in the State of Texas, County of Dallas, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Texas, in any action or proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the action or proceeding shall be heard and determined only in any such court, and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the Parties waives any defense of inconvenient forum to maintenance of any action or proceeding so brought.

(b)	ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF TEXAS IN EACH CASE LOCATED IN THE CITY OF DALLAS, TEXAS AND COUNTY OF DALLAS, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY'S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)	EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.5(c).

10.6.       Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only, do not constitute a part of this Agreement and shall not affect in any manner the meaning or interpretation of this Agreement.

10.7.       Gender. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

10.8.       References. All references in this Agreement to Articles, Sections and other subdivisions refer to the Articles, Sections and other subdivisions of this Agreement unless expressly provided otherwise. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Whenever the words “include,” “includes” and “including” are used in this Agreement, such words shall be deemed to be followed by the words “without limitation.” Each reference herein to a schedule or exhibit refers to the item identified separately in writing by the Parties as the described schedule or exhibit to this Agreement. All schedules and exhibits are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

10.9.       Counterparts. This Agreement may be executed by the Parties in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the Parties.

10.10.     Injunctive Relief. The Parties acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement, and shall be entitled to seek specific performance of the provisions of this Agreement. Notwithstanding the foregoing, or anything else in this Agreement to the contrary, if the Contributor is entitled to terminate this Agreement under Section 8.1(c) due to a failure by the Company to perform its obligation to proceed with Closing, the Contributor may, as the Contributor’s sole and exclusive remedy, terminate this Agreement.

10.11.     Amendment. Any provision of this Agreement (including the Exhibits hereto) may be amended, to the extent permitted by law, if, and only if, such amendment is in writing and signed by the Parties.

10.12.     Waiver. Any Party to this Agreement may (a) waive any inaccuracies in the representations and warranties of the other Party or in any document, certificate or writing delivered pursuant hereto or (b) waive compliance by the other Party with any of the other Party’s agreements or fulfillment of any conditions to its own obligations contained herein. Any agreement on the part of a Party to any such waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such Party. No failure or delay by a Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

10.13.     NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NO PARTY SHALL BE LIABLE TO THE OTHER PARTY OR TO SUCH OTHER PARTY’S INDEMNIFIED PARTIES FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER TORT, NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT, WARRANTY, INDEMNITY OR OTHERWISE, INCLUDING LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE OR BUSINESS INTERRUPTIONS. EACH PARTY RELEASES THE OTHER PARTIES AND WAIVES ANY RIGHT OF RECOVERY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY REGARDLESS OF WHETHER ANY SUCH DAMAGES ARE CAUSED BY A PARTY’S NEGLIGENCE (AND REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, CONCURRENT, ACTIVE, PASSIVE OR GROSS NEGLIGENCE), FAULT, OR LIABILITY WITHOUT FAULT; PROVIDED, HOWEVER, THE FOREGOING SHALL NOT BE CONSTRUED AS LIMITING AN OBLIGATION OF A PARTY TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE OTHER PARTY AGAINST CLAIMS ASSERTED BY THIRD PARTIES, INCLUDING, BUT NOT LIMITED TO, THIRD PARTY CLAIMS FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES. NOTWITHSTANDING ANYTHING IN THIS SECTION 10.13 OR ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, NOTHING IN THIS SECTION 10.13 SHALL BE CONSTRUED AS LIMITING ANY PERON’S ABILITY TO RECOVER ANY DIRECT DAMAGES (INCLUDING ANY PAYMENT OBLIGATIONS UNDER THIS AGREEMENT THAT ARE DIRECT DAMAGES) AS PROVIDED UNDER TEXAS LAW.

ARTICLE XI
DEFINITIONS

11.1. Certain Defined Terms. As used in this Agreement, each of the following terms has the meaning given it below:

“Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such Person.

“Applicable Environmental Law” shall mean all Applicable Laws pertaining to the protection of the environment (e.g., prevention of pollution and remediation of contamination) and human health and safety, including, without limitation, the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Clean Water Act, 33 U.S.C. § 1251 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. § 2702 et seq.; the Marine Protection, Research, and Sanctuaries Act, 33 U.S.C. § 1401 et seq.; the National Environmental Policy Act, 42 U.S.C. § 4321 et seq.; the Noise Control Act, 42. U.S.C. § 4901 et seq.; the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq.; the Resource Conservation and Recovery Act (“RCRA”), 42 U.S.C. § 6901 et seq., as amended by the Hazardous and Solid Waste Amendments of 1984; the Safe Drinking Water Act, 42 U.S.C. § 300f et seq.; the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 42 U.S.C. § 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11001 et seq.; the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq.; the Atomic Energy Act, 42 U.S.C. § 2011 et seq.; and the Nuclear Waste Policy Act of 1982, 42 U.S.C. § 10101 et seq.; and all analogous applicable state and local Applicable Laws, including, without limitation, Tex. Nat. Res. Code, Title 3 (Oil and Gas) and 16 Tex. Admin. Code. pt. 1 (Railroad Commission of Texas).

“Applicable Law” shall mean any federal, state, local, or municipal statute, law, common law, constitution, ordinance, rule or regulation or any judgment, order, writ, injunction or decree of any Governmental Entity, or any treaty or other legally enforceable directive or requirement, to which a specified person or property is subject.

“Asset Taxes” shall mean ad valorem, property (real, personal or mixed), excise, severance, production, sales, use, or similar Taxes (excluding, for the avoidance of doubt, any Income Taxes and Transfer Taxes) based upon or measured by the ownership or operation of the Contributed Assets or the production of hydrocarbons therefrom or the receipt of proceeds therefrom.

“Broker” means a Person registered or required to be registered as a broker or dealer with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (15 U.S.C. 77a et seq.), except persons who register pursuant to 15 U.S.C. 78o(b)(11), and regulated as a member firm by the Financial Industry Regulatory Authority.

"Broker Registered Shares” means Common Stock directly registered with the Transfer Agent by Brokers for the beneficial interest of each such Broker’s customers or clients, as determined by the Company in its sole and absolute discretion.

“Bronco Excluded Assets” means all of the following:

(a)	All rights, claims and causes of action whether arising before, on or after the Effective Time, to the extent such rights, claims and causes of action relate to any of Contributor’s cure, remediation or indemnity obligations under this Agreement;

(b)	Any accounts receivable, trade accounts or any other receivables attributable to the Bronco Properties accruing or attributable to the period before the Effective Time;

(c)	All contracts of insurance or indemnity and any Oil and Gas sale agreements;

(d)	All Oil and Gas from or attributable to the Contributed Bronco Assets with respect to all periods prior to the Effective Time, and all proceeds attributable thereto;

(e)	All claims for refunds of Taxes of Contributor before the Effective Time;

(f)	The Reserved Bronco Back-In Interest and the Reserved Bronco Overriding Royalty Interest; and

(g)	The Excluded Records.

“Burden” shall mean any and all royalties (including lessors’ royalties and non-participating royalties), overriding royalties, reversionary interests, net profits interests, production payments and other burdens upon, measured by or payable out of production.

“Business Day” shall mean a day on which banks are open for the transaction of business in Dallas, Texas.

“Casualty Loss” shall mean, with respect to all or any major portion of any of the Contributed Assets, any destruction by fire, blowout, storm or other casualty or any taking, or pending or threatened taking, in condemnation or expropriation or under the right of eminent domain of any of the Contributed Assets or portion thereof, in each case prior to the Closing.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Contribution Record Date” shall mean the date that is 60 days after the effective date of the Registration Statement.

“Disposal” shall mean disposal as defined under RCRA § 103(3), 42 U.S.C. § 6903(3).

“Effective Time” shall mean 12:01 a.m. Central Standard Time on the Contribution Record Date.

“Encumbrances” shall mean liens, charges, pledges, options, mortgages, deeds of trust, security interests, claims, restrictions (whether on voting, sale, transfer, disposition or otherwise), easements and other encumbrances of every type and description, whether imposed by law, agreement, understanding or otherwise.

“Environmental Condition” shall mean any event occurring or condition existing prior to the Closing Date with respect to the Contributed Assets, or a Hazardous Materials Release or Disposal on or to the environment at any Contributed Asset, any of which has caused or may later cause any Contributed Asset to be subject to Remediation under, or not to be in compliance with, any Applicable Environmental Law.

“Environmental Liability” shall mean any cost, damage, expense, liability, obligation, or other responsibility arising from or under either an Applicable Environmental Law or relating to an Environmental Condition.

“Exchange Act” shall mean the Securities Exchange Act of 1934.

“Excluded Assets” means collectively, the Orogrande Excluded Assets and the Bronco Excluded Assets.

“Excluded Records” shall mean Contributor’s books and records which are any of the following:

(a)	attorney-client-privileged communications and work product of Contributor’s legal counsel (other than title opinions);

(b)	any books, records, data, files, maps and accounting records to the extent disclosure or transfer is restricted or prohibited by third-party agreement or Applicable Laws;

(c)	any and all books, records, data, files, maps and accounting records that relate to the ownership and operation of the surface of all properties included as Orogrande Excluded Assets; and

(d)	any and all books, records, data, files, maps and accounting records that relate to the ownership and operation of the surface of all properties included as Bronco Excluded Assets.

“Excluded Taxes” shall mean (a) the following Taxes: (i) all Asset Taxes that relate to the Contributed Assets or any employee of the Contributor for any Pre-Closing Date Tax Period; (ii) all Taxes of, or imposed on, the Contributor; and (iii) all Transfer Taxes of, or imposed on, the Contributor (including to the extent related to the Contributed Assets or any employees of the Contributor); and (b) any liability of the Company for any Taxes referred to in clause (a) whether imposed directly, as a transferee or successor, pursuant to joint and/or several liability, pursuant to a Contract, by an obligation to withhold or otherwise.

“Governmental Entity” shall mean any court or tribunal in any jurisdiction (domestic or foreign) or any public, governmental, or regulatory body, agency, department, commission, board, bureau or other authority or instrumentality (domestic or foreign).

“Hazardous Materials” shall mean any (i) chemical, constituents, material, pollutant, contaminant, substance or waste that is regulated by any Governmental Entity or may form the basis of liability under any Applicable Environmental Law; (ii) asbestos containing material, lead-based paint, polychlorinated biphenyls, or radon; and (iii) petroleum, Oil and Gas, or petroleum products.

“Income Taxes” means any income, franchise and similar Taxes based upon, measured by, or calculated with respect to gross or net income, profits, capital, or similar measures (or multiple bases, including corporate, franchise, business and occupation, business license, or similar Taxes, if gross or net income, profits, capital, or a similar measure is one of the bases on which such Tax is based, measured, or calculated).

“IRS” shall mean the Internal Revenue Service of the United States.

“Knowledge” shall be deemed to exist if any individual who is serving as an officer of such Person (or in any similar capacity) is actually aware of the fact or other matter in question; provided, however, that nothing in this definition or otherwise in this Agreement shall impose a duty of inquiry on the part of Contributor with respect to the existence or lack thereof of any Permit required of any Lessee or with respect to any Environmental Condition affecting any of the Contributed Assets.

“Lessee” shall mean any lessee under any Oil and Gas Lease.

“Material Adverse Effect” shall mean with respect to any person, property or asset any adverse change or adverse condition in or relating to the financial condition of such person, including its subsidiaries, property or asset that is material to such person, its subsidiaries, property or asset; provided that any prospective change or changes in the conditions listed above or relating to or resulting from (i) the transactions contemplated by this Agreement (or the announcement of such transactions), (ii) any change or changes in the prices of oil, gas, natural gas liquids or other hydrocarbon products or (iii) general economic conditions or local, regional, national or international oil and gas industry conditions, shall not be deemed to constitute a Material Adverse Effect.

“Oil and Gas” shall mean oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid hydrocarbons, associated gases, vaporous substances or minerals.

“Orogrande Excluded Assets” means all of the following:

(h)	All rights, claims and causes of action whether arising before, on or after the Effective Time, to the extent such rights, claims and causes of action relate to any of Contributor’s cure, remediation or indemnity obligations under this Agreement;

(i)	Any accounts receivable, trade accounts or any other receivables attributable to the Orogrande Properties accruing or attributable to the period before the Effective Time;

(j)	All contracts of insurance or indemnity and any Oil and Gas sale agreements;

(k)	All Oil and Gas from or attributable to the Contributed Back-In Assets with respect to all periods prior to the Effective Time, and all proceeds attributable thereto;

(l)	All claims for refunds of Taxes of Contributor before the Effective Time;

(m)	The Excluded Records; and

(n)	Those assets described on Exhibit F.

“Other Minerals” shall mean sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium and all other minerals, ores or substances of value whether or not generally produced from a wellbore in conjunction with the production of Oil and Gas.

“Permitted Encumbrances” shall mean (i) liens for Taxes not yet due and payable, and (ii) statutory liens (including materialmen’s, mechanic’s, repairmen’s landlord’s, and other similar liens) arising in connection with the ordinary course of business securing payments not yet due and payable.

“Person” (whether or not capitalized) shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, enterprise, unincorporated organization or Governmental Entity.

“Post-Closing Date Tax Period” means any Tax period (or portion of a Tax period) beginning after the Closing Date.

“Pre-Closing Date Tax Period” means any Tax period (or portion of a Tax period) ending on or before the Closing Date.

“Proceedings” shall mean all proceedings, actions, claims, suits, investigations and inquiries by or before any arbitrator or Governmental Entity.

“Production” shall mean all interests in all Oil and Gas and Other Minerals produced from or allocated to the Contributed Assets, and any products processed or obtained therefrom.

“Project Payout” shall mean the point in time when the proceeds of all production from all operations conducted on the “Orogrande Contract Area” shown on Exhibit E (exclusive of royalty, overriding royalty and taxes chargeable to the working interest) equals the actual cost incurred by Hudspeth in drilling, testing, equipping and the cost of operating the well(s), inclusive of overhead charges (as defined in the COPAS agreement to the JOA attached as Exhibit B to the Participation Agreement), any additional acreage acquisition, and seismic costs. No proceeds from sales of working interests shall ever be included in or characterized as revenues attributable to ownership of the oil and gas leases for purposes of calculating Project Payout under the Participation Agreement, except as described under the Tag Along Provision of the Participation Agreement.

“Properties” shall mean the Orogrande Properties together with the Bronco Properties.

“reasonable best efforts” shall mean a Party’s best efforts in accordance with reasonable commercial practice and without the incurrence of unreasonable expense.

“Release” shall mean release as defined under CERCLA § 101(22), 42 U.S.C. § 9601(22).

“Remediate” or “Remediation” shall mean any action or work taken to remove or otherwise remedy any Environmental Condition, including (i) any survey, site assessment, audit, investigation, inspection, sampling, analysis, removal, excavation, pump and treat, cleanup, abatement, corrective action, remediation, Disposal, storage, handling, or treatment required under any Applicable Environmental Law and (ii) any action required to bring any Contributed Assets into compliance with any Applicable Environmental Law.

“SEC” shall mean the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Tax” or “Taxes” shall mean (a) any and all taxes, assessments, charges, duties, fees, levies, imposts or other similar charges imposed by a Governmental Entity, including all income, franchise, profits, margins, capital gains, capital stock, transfer, gross receipts, sales, use, transfer, service, occupation, ad valorem, real or personal property, excise, severance, windfall profits, customs, premium, stamp, license, payroll, employment, social security, unemployment, disability, environmental, alternative minimum, add-on, value-added, withholding and other taxes, assessments, charges, duties, fees, levies, imposts or other similar charges of any kind, and all estimated taxes, deficiency assessments, additions to tax, penalties and interest, whether disputed or otherwise, and (b) any liability of Contributor for the payment of any amounts of the type described in clause (a) as a result of any express or implied obligation to indemnify or otherwise assume or succeed to the liability of any other Person as a successor, transferee, by contract, or otherwise.

“Tax Return” shall mean any report, return, election, document, estimated Tax filing, declaration, claim for refund, extensions, information returns, or other filing with respect to any Taxes provided to any Governmental Entity including any schedules or attachments thereto and any amendment thereof.

“Transaction Documents” shall mean this Agreement, the Conveyances and any document, agreement, instrument or certificate delivered pursuant hereto.

“Transfer Tax” means all transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with the transactions contemplated under this Agreement.

“Treasury Regulations” shall mean the regulations promulgated by the United States Treasury Department under the Code.

“Units” shall mean the Orogrande Units together with the Bronco Units.

11.2.       Certain Additional Defined Terms. In addition to such terms as are defined in Section 11.1, the following terms are used in this Agreement as defined in the Sections set forth opposite such terms:

Defined Term	Section Reference
Agreement	Introduction
Back-In Interest	Recitals
Bronco Contract Area	Section 1.2(c)
Bronco Contracts	Section 1.2(c)
Bronco Inventory	Section 1.2(c)
Bronco Lands	Section 1.2(c)
Bronco Leases	Recitals
Bronco Oil and Gas Leases	Section 1.2(c)
Bronco Properties	Section 1.2(c)
Bronco Records	Section 1.2(c)
Bronco ROWs	Section 1.2(c)
Bronco Surface Property	Section 1.2(c)
Bronco Units	Section 1.2(c)
Bronco Wells	Section 1.2(c)
Closing	Section 1.1
Closing Date	Section 1.1
Common Stock	Recitals
Company	Introduction
Company Indemnified Parties	Section 9.2(a)
Contributed Assets	Section 1.2(c)
Contributed Back-In Assets	Section 1.2(a)
Contributed Bronco Assets	Section 1.2(c)
Contribution Percentage	Section 1.4(a)
Contracts	Section 1.2(c)

Defined Term	Section Reference
Contributor	Introduction
Contributor’s Indemnified Parties	Section 9.2(b)
Conveyances	Section 1.5
Excluded Assets	Section 1.3
Financial Statements	Section 5.7
Hudspeth	Recitals
Inventory	Section 1.2(c)
Lands	Section 1.2(c)
Loss	Section 9.2(a)
McCabe	Introduction
MPC	Recitals
Oil and Gas Leases	Section 1.2(c)
Option Right	Section 1.2(b)
Orogrande Contract Area	Section 1.2(a)
Orogrande Contracts	Section 1.2(a)
Orogrande Inventory	Section 1.2(a)
Orogrande Lands	Section 1.2(a)
Orogrande Oil and Gas Leases	Section 1.2(a)
Orogrande Properties	Section 1.2(a)
Orogrande Records	Section 1.2(a)
Orogrande ROWs	Section 1.2(a)
Orogrande Surface Property	Section 1.2(a)
Orogrande Units	Section 1.2(a)
Orogrande Wells	Section 1.2(a)
Participation Agreement	Recitals
Party or Parties	Introduction
Records	Section 1.2(c)
Registration Statement	Section 6.2(c)
Reserved Bronco Back-In Interest	Section 1.3(b)
Reserved Bronco Overriding Royalty Interest	Section 1.3(b)
ROWs	Section 1.2(c)
Surface Property	Section 1.2(c)
Tax Basis Schedule	Section 7.3(d)
Third Party Claim	Section 9.3(b)
transfer	Section 1.2
Transfer Agent	Recitals
Wells	Section 1.2(c)

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on such Party’s behalf by such Party’s representative or by such Party, as of the date first written above.

COMPANY:

NEXT BRIDGE HYDROCARBONS, INC.

By:	/s/ Clifton DuBose, Jr.
Name:	Clifton DuBose, Jr.
Title:	Chief Executive Officer

[Signature Page to Contribution Agreement]

CONTRIBUTOR:

GREGORY MCCABE, individually

/s/ Gregory McCabe
Gregory McCabe

MCABE PETROLEUM CORPORATION

By:	/s/ Gregory McCabe
Name:	Gregory McCabe
Title:	Chief Executive Officer

[Signature Page to Contribution Agreement]

Exhibit A

Orogrande Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
1.	115099	All of Section 1, Block A, University Land Survey, Hudspeth County, Texas	687.5	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138149 Official Records of Hudspeth County, TX
2.	115100	All of Section 2, Block A, University Land Survey, Hudspeth County, Texas	689.3	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138150 Official Records of Hudspeth County, TX
3.	115101	All of Section 3, Block A, University Land Survey, Hudspeth County, Texas	691.2	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138151 Official Records of Hudspeth County, TX
4.	115102	All of Section 4, Block A, University Land Survey, Hudspeth County, Texas	693.4	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138152 Official Records of Hudspeth County, TX
5.	115103	All of Section 5, Block A, University Land Survey, Hudspeth County, Texas	695.9	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138153 Official Records of Hudspeth County, TX
6.	115104	All of Section 6, Block A, University Land Survey, Hudspeth County, Texas	698.4	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138154 Official Records of Hudspeth County, TX
7.	115105	All of Section 7, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138155 Official Records of Hudspeth County, TX
8.	115106	All of Section 8, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138156 Official Records of Hudspeth County, TX

1

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
9.	115107	All of Section 9, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138157 Official Records of Hudspeth County, TX
10.	115108	All of Section 10, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138158 Official Records of Hudspeth County, TX
11.	115109	All of Section 11, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138159 Official Records of Hudspeth County, TX
12.	115110	All of Section 12, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138160 Official Records of Hudspeth County, TX
13.	115111	All of Section 13, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138161 Official Records of Hudspeth County, TX
14.	115112	All of Section 14, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138162 Official Records of Hudspeth County, TX
15.	115113	All of Section 15, Block A, University Land Survey, Hudspeth County, Texas	688.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138163 Official Records of Hudspeth County, TX
16.	115114	All of Section 16, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138164 Official Records of Hudspeth County, TX
17.	115115	All of Section 17, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138165 Official Records of Hudspeth County, TX

2

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
18.	115116	All of Section 18, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138166 Official Records of Hudspeth County, TX
19.	115117	All of Section 19, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138167 Official Records of Hudspeth County, TX
20.	115118	All of Section 20, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138168 Official Records of Hudspeth County, TX
21.	115119	All of Section 21, Block A, University Land Survey, Hudspeth County, Texas	688.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138169 Official Records of Hudspeth County, TX
22.	115120	All of Section 22, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138170 Official Records of Hudspeth County, TX
23.	115121	All of Section 23, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138171 Official Records of Hudspeth County, TX
24.	115122	All of Section 24, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138172 Official Records of Hudspeth County, TX
25.	115123	All of Section 25, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138173 Official Records of Hudspeth County, TX
26.	115124	All of Section 26, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138174 Official Records of Hudspeth County, TX

3

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
27.	115125	All of Section 27, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138204 Official Records of Hudspeth County, TX
28.	115126	All of Section 28, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138146 Official Records of Hudspeth County, TX
29.	115127	All of Section 29, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138175 Official Records of Hudspeth County, TX
30.	115128	All of Section 30, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138176 Official Records of Hudspeth County, TX
31.	115129	All of Section 31, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138177 Official Records of Hudspeth County, TX
32.	115130	All of Section 32, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138178 Official Records of Hudspeth County, TX
33.	115131	All of Section 33, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138179 Official Records of Hudspeth County, TX
34.	115132	All of Section 34, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138180 Official Records of Hudspeth County, TX
35.	115133	All of Section 35, Block A, University t and Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138181 Official Records of Hudspeth County, TX

4

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
36.	115134	All of Section 36, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138182 Official Records of Hudspeth County, TX
37.	115135	All of Section 37, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138147 Official Records of Hudspeth County, TX
38.	115136	All of Section 38, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138183 Official Records of Hudspeth County, TX
39.	115137	All of Section 39, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138184 Official Records of Hudspeth County, TX
40.	115138	All of Section 40, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138185 Official Records of Hudspeth County, TX
41.	115139	All of Section 41, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138186 Official Records of Hudspeth County, TX
42.	115140	All of Section 42, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138187 Official Records of Hudspeth County, TX
43.	115141	All of Section 43, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138188 Official Records of Hudspeth County, TX
44.	115142	All of Section 44, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138189 Official Records of Hudspeth County, TX

5

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
45.	115143	All of Section 45, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138190 Official Records of Hudspeth County, TX
46.	115144	All of Section 46, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138191 Official Records of Hudspeth County, TX
47.	115145	All of Section 47, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138192 Official Records of Hudspeth County, TX
48.	115146	All of Section 48, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138193 Official Records of Hudspeth County, TX
49.	115147	All of Section 1, Block B, University Land Survey, Hudspeth County, Texas	682.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138194 Official Records of Hudspeth County, TX
50.	115148	All of Section 2, Block B, University Land Survey, Hudspeth County, Texas	683.2	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138195 Official Records of Hudspeth County, TX
51.	115149	All of Section 3, Block B, University Land Survey, Hudspeth County, Texas	684.1	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138196 Official Records of Hudspeth County, TX
52.	115150	All of Section 4, Block B, University Land Survey, Hudspeth County, Texas	684.9	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138197 Official Records of Hudspeth County, TX
53.	115151	All of Section 5, Block B, University Land Survey, Hudspeth County, Texas	685.2	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138198 Official Records of Hudspeth County, TX

6

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
54.	115152	All of Section 6, Block B, University Land Survey, Hudspeth County, Texas	685.9	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138199 Official Records of Hudspeth County, TX
55.	115153	All of Section 7, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138200 Official Records of Hudspeth County, TX
56.	115154	All of Section 8, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138201 Official Records of Hudspeth County, TX
57.	115155	All of Section 9, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138202 Official Records of Hudspeth County, TX
58.	115156	All of Section 10, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #136203 Official Records of Hudspeth County, TX
59.	115157	All of Section 11, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138205 Official Records of Hudspeth County, TX
60.	115158	All of Section 12, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138206 Official Records of Hudspeth County, TX
61.	115159	All of Section 13, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138207 Official Records of Hudspeth County, TX
62.	115160	Ali of Section 14, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138208 Official Records of Hudspeth County, TX

7

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
63.	115161	All of Section 15, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138209 Official Records of Hudspeth County, TX
64.	115162	All of Section 16, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138210 Official Records of Hudspeth County, TX
65.	115163	All of Section 17, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138211 Official Records of Hudspeth County, TX
66.	115164	All of Section 18, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138212 Official Records of Hudspeth County, TX
67.	115165	All of Section 19, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138213 Official Records of Hudspeth County, TX
68.	115166	All of Section 20, Block B, University Land Survey, Hudspeth County, Texas	688.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138214 Official Records of Hudspeth County, TX
69.	115167	All of Section 21, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138215 Official Records of Hudspeth County, TX
70.	115168	All of Section 22, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138216 Official Records of Hudspeth County, TX
71.	115169	All of Section 23, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138217 Official Records of Hudspeth County, TX

8

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
72.	115170	All of Section 24, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138218 Official Records of Hudspeth County, TX
73.	115171	All of Section 25, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138219 Official Records of Hudspeth County, TX
74.	115172	All of Section 26, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138148 Official Records of Hudspeth County, TX
75.	115173	All of Section 27, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138220 Official Records of Hudspeth County, TX
76.	115174	All of Section 28, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138221 Official Records of Hudspeth County, TX
77.	115175	All of Section 29, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138222 Official Records of Hudspeth County, TX
78.	115176	All of Section 30, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138223 Official Records of Hudspeth County, TX
79.	115177	All of Section 31, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138224 Official Records of Hudspeth County, TX
80.	115178	All of Section 32, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138225 Official Records of Hudspeth County, TX

9

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
81.	115179	All of Section 33, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138226 Official Records of Hudspeth County, TX
82.	115180	All of Section 34, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138227 Official Records of Hudspeth County, TX
83.	115181	All of Section 35, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138228 Official Records of Hudspeth County, TX
84.	115182	All of Section 36, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138229 Official Records of Hudspeth County, TX
85.	115183	All of Section 37, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138230 Official Records of Hudspeth County, TX
86.	115184	All of Section 38, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138231 Official Records of Hudspeth County, TX
87.	115185	All of Section 39, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138232 Official Records of Hudspeth County, TX
88.	115186	All of Section 40, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138233 Official Records of Hudspeth County, TX
89.	115187	All of Section 41, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138234 Official Records of Hudspeth County, TX

10

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
90.	115188	All of Section 42, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138235 Official Records of Hudspeth County, TX
91.	115189	All of Section 43, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138236 Official Records of Hudspeth County, TX
92.	115190	All of Section 44, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138237 Official Records of Hudspeth County, TX
93.	115191	All of Section 45, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138238 Official Records of Hudspeth County, TX
94.	115192	All of Section 46, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138239 Official Records of Hudspeth County, TX
95.	115193	All of Section 47, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138240 Official Records of Hudspeth County, TX
96.	115194	All of Section 48, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138241 Official Records of Hudspeth County, TX
97.	115195	All of Section 1, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138242 Official Records of Hudspeth County, TX
98.	115196	All of Section 2, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138243 Official Records of Hudspeth County, TX

11

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
99.	115197	All of Section 3, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138244 Official Records of Hudspeth County, TX
100.	115198	All of Section 4, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138245 Official Records of Hudspeth County, TX
101.	115199	All of Section 5, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138247 Official Records of Hudspeth County, TX
102.	115200	All of Section 6, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138248 Official Records of Hudspeth County, TX
103.	115201	All of Section 7, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138249 Official Records of Hudspeth County, TX
104.	115202	All of Section 8, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138250 Official Records of Hudspeth County, TX
105.	115203	All of Section 9, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138251 Official Records of Hudspeth County, TX
106.	115204	All of Section 10, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138252 Official Records of Hudspeth County, TX
107.	115205	All of Section 11, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138253 Official Records of Hudspeth County, TX

12

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
108.	115206	All of Section 12, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138254 Official Records of Hudspeth County, TX
109.	115207	All of Section 13, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138255 Official Records of Hudspeth County, TX
110.	115208	All of Section 14, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138256 Official Records of Hudspeth County, TX
111.	115209	All of Section 15, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138257 Official Records of Hudspeth County, TX
112.	115210	All of Section 16, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138258 Official Records of Hudspeth County, TX
113.	115211	All of Section 17, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138259 Official Records of Hudspeth County, TX
114.	115212	All of Section 18, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138260 Official Records of Hudspeth County, TX
115.	115213	All of Section 19, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138261 Official Records of Hudspeth County, TX
116.	115214	All of Section 20, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138262 Official Records of Hudspeth County, TX

13

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
117.	115215	All of Section 21, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138263 Official Records of Hudspeth County, TX
118.	115216	All of Section 22, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138264 Official Records of Hudspeth County, TX
119.	115217	All of Section 23, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138265 Official Records of Hudspeth County, TX
120.	115218	All of Section 24, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138266 Official Records of Hudspeth County, TX
121.	115219	All of Section 25, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138267 Official Records of Hudspeth County, TX
122.	115220	All of Section 26, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138268 Official Records of Hudspeth County, TX
123.	115221	All of Section 27, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138269 Official Records of Hudspeth County, TX
124.	115222	All of Section 28, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138270 Official Records of Hudspeth County, TX
125.	115223	All of Section 29, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138271 Official Records of Hudspeth County, TX

14

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
126.	115224	All of Section 30, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138272 Official Records of Hudspeth County, TX
127.	115225	All of Section 31, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138273 Official Records of Hudspeth County, TX
128.	115226	All of Section 32, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138274 Official Records of Hudspeth County, TX
129.	115227	All of Section 33, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138275 Official Records of Hudspeth County, TX
130.	115228	All of Section 34, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138276 Official Records of Hudspeth County, TX
131.	115229	All of Section 35, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138277 Official Records of Hudspeth County, TX
132.	115230	All of Section 36, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138278 Official Records of Hudspeth County, TX
133.	115231	All of Section 37, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138279 Official Records of Hudspeth County, TX
134.	115232	All of Section 38, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138280 Official Records of Hudspeth County, TX

15

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
135.	115233	All of Section 39, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138281 Official Records of Hudspeth County, TX
136.	115234	All of Section 40, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138282 Official Records of Hudspeth County, TX
137.	115235	All of Section 41, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138283 Official Records of Hudspeth County, TX
138.	115236	All of Section 42, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138284 Official Records of Hudspeth County, TX
139.	115237	All of Section 43, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138285 Official Records of Hudspeth County, TX
140.	115238	All of Section 44, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138286 Official Records of Hudspeth County, TX
141.	115239	All of Section 45, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138287 Official Records of Hudspeth County, TX
142.	115240	All of Section 46, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138288 Official Records of Hudspeth County, TX
143.	115241	All of Section 47, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138289 Official Records of Hudspeth County, TX

16

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
144.	115242	All of Section 48, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138290 Official Records of Hudspeth County, TX
145.	115243	All of Section 1, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138291 Official Records of Hudspeth County, TX
146.	115244	All of Section 2, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138292 Official Records of Hudspeth County, TX
147.	115245	All of Section 3, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138293 Official Records of Hudspeth County, TX
148.	115246	All of Section 4, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138294 Official Records of Hudspeth County, TX
149.	115247	All of Section 5, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138295 Official Records of Hudspeth County, TX
150.	115248	All of Section 6, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138296 Official Records of Hudspeth County, TX
151.	115249	All of Section 7, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138297 Official Records of Hudspeth County, TX
152.	115250	All of Section 8, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138298 Official Records of Hudspeth County, TX

17

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
153.	115251	All of Section 9, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138299 Official Records of Hudspeth County, TX
154.	115252	All of Section 10, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138300 Official Records of Hudspeth County, TX
155.	115253	All of Section 11, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138301 Official Records of Hudspeth County, TX
156.	115254	All of Section 12, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138302 Official Records of Hudspeth County, TX
157.	115255	All of Section 13, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138303 Official Records of Hudspeth County, TX
158.	115256	All of Section 14, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138304 Official Records of Hudspeth County, TX
159.	115257	All of Section 15, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138305 Official Records of Hudspeth County, TX
160.	115258	All of Section 16, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138306 Official Records of Hudspeth County, TX
161.	115259	All of Section 17, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138307 Official Records of Hudspeth County, TX

18

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
162.	115260	All of Section 18, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138308 Official Records of Hudspeth County, TX
163.	115261	All of Section 19, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138309 Official Records of Hudspeth County, TX
164.	115262	All of Section 20, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138310 Official Records of Hudspeth County, TX
165.	115263	All of Section 21, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138311 Official Records of Hudspeth County, TX
166.	115264	All of Section 22, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138312 Official Records of Hudspeth County, TX
167.	115265	All of Section 23, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138313 Official Records of Hudspeth County, TX
168.	115266	All of Section 24, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138314 Official Records of Hudspeth County, TX
169.	115267	All of Section 25, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138315 Official Records of Hudspeth County, TX
170.	115268	All of Section 26, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138316 Official Records of Hudspeth County, TX

19

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
171.	115269	All of Section 27, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138317 Official Records of Hudspeth County, TX
172.	115270	All of Section 28, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138318 Official Records of Hudspeth County, TX
173.	115271	All of Section 29, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138319 Official Records of Hudspeth County, TX
174.	115272	All of Section 30, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138320 Official Records of Hudspeth County, TX
175.	115273	All of Section 31, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138321 Official Records of Hudspeth County, TX
176.	115274	All of Section 32, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138322 Official Records of Hudspeth County, TX
177.	115275	All of Section 33, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138323 Official Records of Hudspeth County, TX
178.	115276	All of Section 34, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138324 Official Records of Hudspeth County, TX
179.	115277	All of Section 35, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138325 Official Records of Hudspeth County, TX

20

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
180.	115278	All of Section 36, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138326 Official Records of Hudspeth County, TX
181.	115279	All of Section 37, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138327 Official Records of Hudspeth County, TX
182.	115280	All of Section 38, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138328 Official Records of Hudspeth County, TX
183.	115281	All of Section 39, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138329 Official Records of Hudspeth County, TX
184.	115282	All of Section 40, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138330 Official Records of Hudspeth County, TX
185.	115283	All of Section 41, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138331 Official Records of Hudspeth County, TX
186.	115284	All of Section 42, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138332 Official Records of Hudspeth County, TX
187.	115285	All of Section 43, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138333 Official Records of Hudspeth County, TX
188.	115286	All of Section 44, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138334 Official Records of Hudspeth County, TX

21

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
189.	115287	All of Section 45, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138335 Official Records of Hudspeth County, TX
190.	115288	All of Section 46, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138336 Official Records of Hudspeth County, TX
191.	115289	All of Section 47, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138337 Official Records of Hudspeth County, TX
192.	115290	All of Section 48, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Arabella Petroleum, LLC	4/10/2013	Document #138338 Official Records of Hudspeth County, TX

Development Unit Agreement 2837 by the State of Texas and Founders Oil & Gas Operating, LLC effective as of January 1, 2017 (as amended from time to time)

22

Exhibit B

Orogrande Wells

NAME	API	BASIN	OPERATOR MAP	LATITUDE NAD83	LONGITUDE NAD 83	BLOCK	SECTION
University Theisen #1	4222900002	Orogrande	Standard Oil Company of Texas	31.82252084	-105.7821259	E	19
University 39881 #1	4222900015	Orogrande	Magnolia Petroleum Company	31.95631851	-105.6008244	C	19
Texaco State of Texas FO A-3	4222930005	Orogrande	Texaco A-3	31.89743964	-105.6259339	A	3
Texaco State of Texas #1-27	4222930006	Orogrande	Texaco	31.7980218	-105.6353826	D	27
University A-3 Brown	4222930225	Orogrande	Brown, H.L. Jr.	31.99045645	-105.8270286	A	3
University Big Iron C45 #1	4222900029	Orogrande	Trail Mountain Inc.	31.89743964	-105.6259339	C	45
University Sizzler D5 #1	4222930227	Orogrande	Trail Mountain Inc.	31.87414003	-105.6574741	D	5
University Cactus A35 #1	4222930235	Orogrande	Trail Mountain Inc.	31.9182889	-105.8093331	A	35
University Serengeti B1 #1	4222930236	Orogrande	Trail Mountain Inc.	31.99954415	-105.6900484	B	1
University Drifter C49 #1	4222930262	Orogrande	Trail Mountain Inc.	31.89071541	-105.6731439	C	49
University Outlaw C47 #1	4222930263	Orogrande	Trail Mountain Inc.	31.89400165	-105.6692732	C	47
University Ranger C50 #2	4222930264	Orogrande	Trail Mountain Inc.	31.89070731	-105.6692827	C	50
University Rich A11 #1	4222930274	Orogrande	Maverick Operating LLC	31.97181111	-105.8226722	A	11
University Founders B19 #1	4222930275	Orogrande	Maverick Operating LLC	31.95356577	-105.7749525	B	19
University Founders A25 #1	4222930276	Orogrande	Maverick Operating LLC	31.93802257	-105.8056722	A	25
University Founders A25 #1H	4222930276	Orogrande	Maverick Operating LLC	31.93802257	-105.8056722	A	25
University Hueco A39 #1	4222930277	Orogrande	Maverick Operating LLC	31.90478393	-105.831498	A	39
University Maverick A24 #1	4222930278	Orogrande	Maverick Operating LLC	31.94982206	-105.8007133	A	24

1

NAME	API	BASIN	OPERATOR MAP	LATITUDE NAD83	LONGITUDE NAD 83	BLOCK	SECTION
University Rich A11 #2	4222930279	Orogrande	Maverick Operating LLC	31.97423811	-105.8226366	A	11
University A 35 # 1H	4222930235	Orogrande	Maverick Operating LLC	31.9182889	-105.8093331	A	35
University Founders A 25 # 2 ST	4222930280	Orogrande	Maverick Operating LLC	31.93802206	-105.8051887	A	25
Well 1: University Maverick A24 #2	4222930283	Orogrande	Hudspeth Operating LLC	31.95281587	-105.7911661	A	24
Well 2: University Maverick A24 #3	4222930284	Orogrande	Hudspeth Operating LLC	31.95282394	-105.7910049	A	24
Well 3: University Masterson B10 #1	4222930281	Orogrande	Hudspeth Operating LLC	31.98466552	-105.7247234	B	10
Well 5 Re-entry: Hueco A39 #1	4222930277	Orogrande	Hudspeth Operating LLC	31.90478393	-105.831498	A	39
Well 6- Re-entry: Rich A11 2	4222930279	Orogrande	Hudspeth Operating LLC	31.97423811	-105.8226366	A	11
Well 1: University Masterson B10 #3	4222930287	Orogrande	Hudspeth Operating LLC			B	10
Well 2: University Cactus A35 #2	4222930290	Orogrande	Hudspeth Operating LLC			A	35
Well 3: University Heuco A39 #2	4222930291	Orogrande	Hudspeth Operating LLC			A	39
Well 4: University Founders A25 #3	4222930288	Orogrande	Hudspeth Operating LLC			A	25
Well 5: University Johnson E23 #1	4222930285	Orogrande	Hudspeth Operating LLC			E	23

2

Exhibit C

Orogrande ROWs

None.

Exhibit D

Orogrande Surface Properties

None.

Exhibit E

Orogrande Contract Area

1.	All of Section 1, Block A, University Land Survey, Hudspeth County, Texas
2.	All of Section 2, Block A, University Land Survey, Hudspeth County, Texas
3.	All of Section 3, Block A, University Land Survey, Hudspeth County, Texas
4.	All of Section 4, Block A, University Land Survey, Hudspeth County, Texas
5.	All of Section 5, Block A, University Land Survey, Hudspeth County, Texas
6.	All of Section 6, Block A, University Land Survey, Hudspeth County, Texas
7.	All of Section 7, Block A, University Land Survey, Hudspeth County, Texas
8.	All of Section 8, Block A, University Land Survey, Hudspeth County, Texas
9.	All of Section 9, Block A, University Land Survey, Hudspeth County, Texas
10.	All of Section 10, Block A, University Land Survey, Hudspeth County, Texas
11.	All of Section 11, Block A, University Land Survey, Hudspeth County, Texas
12.	All of Section 12, Block A, University Land Survey, Hudspeth County, Texas
13.	All of Section 13, Block A, University Land Survey, Hudspeth County, Texas
14.	All of Section 14, Block A, University Land Survey, Hudspeth County, Texas
15.	All of Section 15, Block A, University Land Survey, Hudspeth County, Texas
16.	All of Section 16, Block A, University Land Survey, Hudspeth County, Texas
17.	All of Section 17, Block A, University Land Survey, Hudspeth County, Texas
18.	All of Section 18, Block A, University Land Survey, Hudspeth County, Texas
19.	All of Section 19, Block A, University Land Survey, Hudspeth County, Texas
20.	All of Section 20, Block A, University Land Survey, Hudspeth County, Texas
21.	All of Section 21, Block A, University Land Survey, Hudspeth County, Texas
22.	All of Section 22, Block A, University Land Survey, Hudspeth County, Texas
23.	All of Section 23, Block A, University Land Survey, Hudspeth County, Texas
24.	All of Section 24, Block A, University Land Survey, Hudspeth County, Texas
25.	All of Section 25, Block A, University Land Survey, Hudspeth County, Texas
26.	All of Section 26, Block A, University Land Survey, Hudspeth County, Texas
27.	All of Section 27, Block A, University Land Survey, Hudspeth County, Texas
28.	All of Section 28, Block A, University Land Survey, Hudspeth County, Texas
29.	All of Section 29, Block A, University Land Survey, Hudspeth County, Texas
30.	All of Section 30, Block A, University Land Survey, Hudspeth County, Texas
31.	All of Section 31, Block A, University Land Survey, Hudspeth County, Texas
32.	All of Section 32, Block A, University Land Survey, Hudspeth County, Texas
33.	All of Section 33, Block A, University Land Survey, Hudspeth County, Texas
34.	All of Section 34, Block A, University Land Survey, Hudspeth County, Texas
35.	All of Section 35, Block A, University t and Survey, Hudspeth County, Texas
36.	All of Section 36, Block A, University Land Survey, Hudspeth County, Texas
37.	All of Section 37, Block A, University Land Survey, Hudspeth County, Texas
38.	All of Section 38, Block A, University Land Survey, Hudspeth County, Texas
39.	All of Section 39, Block A, University Land Survey, Hudspeth County, Texas
40.	All of Section 40, Block A, University Land Survey, Hudspeth County, Texas
41.	All of Section 41, Block A, University Land Survey, Hudspeth County, Texas
42.	All of Section 42, Block A, University Land Survey, Hudspeth County, Texas
43.	All of Section 43, Block A, University Land Survey, Hudspeth County, Texas
44.	All of Section 44, Block A, University Land Survey, Hudspeth County, Texas
45.	All of Section 45, Block A, University Land Survey, Hudspeth County, Texas
46.	All of Section 46, Block A, University Land Survey, Hudspeth County, Texas
47.	All of Section 47, Block A, University Land Survey, Hudspeth County, Texas

1

48.	All of Section 48, Block A, University Land Survey, Hudspeth County, Texas
49.	All of Section 1, Block B, University Land Survey, Hudspeth County, Texas
50.	All of Section 2, Block B, University Land Survey, Hudspeth County, Texas
51.	All of Section 3, Block B, University Land Survey, Hudspeth County, Texas
52.	All of Section 4, Block B, University Land Survey, Hudspeth County, Texas
53.	All of Section 5, Block B, University Land Survey, Hudspeth County, Texas
54.	All of Section 6, Block B, University Land Survey, Hudspeth County, Texas
55.	All of Section 7, Block B, University Land Survey, Hudspeth County, Texas
56.	All of Section 8, Block B, University Land Survey, Hudspeth County, Texas
57.	All of Section 9, Block B, University Land Survey, Hudspeth County, Texas
58.	All of Section 10, Block B, University Land Survey, Hudspeth County, Texas
59.	All of Section 11, Block B, University Land Survey, Hudspeth County, Texas
60.	All of Section 12, Block B, University Land Survey, Hudspeth County, Texas
61.	All of Section 13, Block B, University Land Survey, Hudspeth County, Texas
62.	Ali of Section 14, Block B, University Land Survey, Hudspeth County, Texas
63.	All of Section 15, Block B, University Land Survey, Hudspeth County, Texas
64.	All of Section 16, Block B, University Land Survey, Hudspeth County, Texas
65.	All of Section 17, Block B, University Land Survey, Hudspeth County, Texas
66.	All of Section 18, Block B, University Land Survey, Hudspeth County, Texas
67.	All of Section 19, Block B, University Land Survey, Hudspeth County, Texas
68.	All of Section 20, Block B, University Land Survey, Hudspeth County, Texas
69.	All of Section 21, Block B, University Land Survey, Hudspeth County, Texas
70.	All of Section 22, Block B, University Land Survey, Hudspeth County, Texas
71.	All of Section 23, Block B, University Land Survey, Hudspeth County, Texas
72.	All of Section 24, Block B, University Land Survey, Hudspeth County, Texas
73.	All of Section 25, Block B, University Land Survey, Hudspeth County, Texas
74.	All of Section 26, Block B, University Land Survey, Hudspeth County, Texas
75.	All of Section 27, Block B, University Land Survey, Hudspeth County, Texas
76.	All of Section 28, Block B, University Land Survey, Hudspeth County, Texas
77.	All of Section 29, Block B, University Land Survey, Hudspeth County, Texas
78.	All of Section 30, Block B, University Land Survey, Hudspeth County, Texas
79.	All of Section 31, Block B, University Land Survey, Hudspeth County, Texas
80.	All of Section 32, Block B, University Land Survey, Hudspeth County, Texas
81.	All of Section 33, Block B, University Land Survey, Hudspeth County, Texas
82.	All of Section 34, Block B, University Land Survey, Hudspeth County, Texas
83.	All of Section 35, Block B, University Land Survey, Hudspeth County, Texas
84.	All of Section 36, Block B, University Land Survey, Hudspeth County, Texas
85.	All of Section 37, Block B, University Land Survey, Hudspeth County, Texas
86.	All of Section 38, Block B, University Land Survey, Hudspeth County, Texas
87.	All of Section 39, Block B, University Land Survey, Hudspeth County, Texas
88.	All of Section 40, Block B, University Land Survey, Hudspeth County, Texas
89.	All of Section 41, Block B, University Land Survey, Hudspeth County, Texas
90.	All of Section 42, Block B, University Land Survey, Hudspeth County, Texas
91.	All of Section 43, Block B, University Land Survey, Hudspeth County, Texas
92.	All of Section 44, Block B, University Land Survey, Hudspeth County, Texas
93.	All of Section 45, Block B, University Land Survey, Hudspeth County, Texas
94.	All of Section 46, Block B, University Land Survey, Hudspeth County, Texas
95.	All of Section 47, Block B, University Land Survey, Hudspeth County, Texas
96.	All of Section 48, Block B, University Land Survey, Hudspeth County, Texas
97.	All of Section 1, Block E, University Land Survey, Hudspeth County, Texas
98.	All of Section 2, Block E, University Land Survey, Hudspeth County, Texas

2

99.	All of Section 3, Block E, University Land Survey, Hudspeth County, Texas
100.	All of Section 4, Block E, University Land Survey, Hudspeth County, Texas
101.	All of Section 5, Block E, University Land Survey, Hudspeth County, Texas
102.	All of Section 6, Block E, University Land Survey, Hudspeth County, Texas
103.	All of Section 7, Block E, University Land Survey, Hudspeth County, Texas
104.	All of Section 8, Block E, University Land Survey, Hudspeth County, Texas
105.	All of Section 9, Block E, University Land Survey, Hudspeth County, Texas
106.	All of Section 10, Block E, University Land Survey, Hudspeth County, Texas
107.	All of Section 11, Block E, University Land Survey, Hudspeth County, Texas
108.	All of Section 12, Block E, University Land Survey, Hudspeth County, Texas
109.	All of Section 13, Block E, University Land Survey, Hudspeth County, Texas
110.	All of Section 14, Block E, University Land Survey, Hudspeth County, Texas
111.	All of Section 15, Block E, University Land Survey, Hudspeth County, Texas
112.	All of Section 16, Block E, University Land Survey, Hudspeth County, Texas
113.	All of Section 17, Block E, University Land Survey, Hudspeth County, Texas
114.	All of Section 18, Block E, University Land Survey, Hudspeth County, Texas
115.	All of Section 19, Block E, University Land Survey, Hudspeth County, Texas
116.	All of Section 20, Block E, University Land Survey, Hudspeth County, Texas
117.	All of Section 21, Block E, University Land Survey, Hudspeth County, Texas
118.	All of Section 22, Block E, University Land Survey, Hudspeth County, Texas
119.	All of Section 23, Block E, University Land Survey, Hudspeth County, Texas
120.	All of Section 24, Block E, University Land Survey, Hudspeth County, Texas
121.	All of Section 25, Block E, University Land Survey, Hudspeth County, Texas
122.	All of Section 26, Block E, University Land Survey, Hudspeth County, Texas
123.	All of Section 27, Block E, University Land Survey, Hudspeth County, Texas
124.	All of Section 28, Block E, University Land Survey, Hudspeth County, Texas
125.	All of Section 29, Block E, University Land Survey, Hudspeth County, Texas
126.	All of Section 30, Block E, University Land Survey, Hudspeth County, Texas
127.	All of Section 31, Block E, University Land Survey, Hudspeth County, Texas
128.	All of Section 32, Block E, University Land Survey, Hudspeth County, Texas
129.	All of Section 33, Block E, University Land Survey, Hudspeth County, Texas
130.	All of Section 34, Block E, University Land Survey, Hudspeth County, Texas
131.	All of Section 35, Block E, University Land Survey, Hudspeth County, Texas
132.	All of Section 36, Block E, University Land Survey, Hudspeth County, Texas
133.	All of Section 37, Block E, University Land Survey, Hudspeth County, Texas
134.	All of Section 38, Block E, University Land Survey, Hudspeth County, Texas
135.	All of Section 39, Block E, University Land Survey, Hudspeth County, Texas
136.	All of Section 40, Block E, University Land Survey, Hudspeth County, Texas
137.	All of Section 41, Block E, University Land Survey, Hudspeth County, Texas
138.	All of Section 42, Block E, University Land Survey, Hudspeth County, Texas
139.	All of Section 43, Block E, University Land Survey, Hudspeth County, Texas
140.	All of Section 44, Block E, University Land Survey, Hudspeth County, Texas
141.	All of Section 45, Block E, University Land Survey, Hudspeth County, Texas
142.	All of Section 46, Block E, University Land Survey, Hudspeth County, Texas
143.	All of Section 47, Block E, University Land Survey, Hudspeth County, Texas
144.	All of Section 48, Block E, University Land Survey, Hudspeth County, Texas
145.	All of Section 1, Block F, University Land Survey, Hudspeth County, Texas
146.	All of Section 2, Block F, University Land Survey, Hudspeth County, Texas
147.	All of Section 3, Block F, University Land Survey, Hudspeth County, Texas
148.	All of Section 4, Block F, University Land Survey, Hudspeth County, Texas
149.	All of Section 5, Block F, University Land Survey, Hudspeth County, Texas

3

150.	All of Section 6, Block F, University Land Survey, Hudspeth County, Texas
151.	All of Section 7, Block F, University Land Survey, Hudspeth County, Texas
152.	All of Section 8, Block F, University Land Survey, Hudspeth County, Texas
153.	All of Section 9, Block F, University Land Survey, Hudspeth County, Texas
154.	All of Section 10, Block F, University Land Survey, Hudspeth County, Texas
155.	All of Section 11, Block F, University Land Survey, Hudspeth County, Texas
156.	All of Section 12, Block F, University Land Survey, Hudspeth County, Texas
157.	All of Section 13, Block F, University Land Survey, Hudspeth County, Texas
158.	All of Section 14, Block F, University Land Survey, Hudspeth County, Texas
159.	All of Section 15, Block F, University Land Survey, Hudspeth County, Texas
160.	All of Section 16, Block F, University Land Survey, Hudspeth County, Texas
161.	All of Section 17, Block F, University Land Survey, Hudspeth County, Texas
162.	All of Section 18, Block F, University Land Survey, Hudspeth County, Texas
163.	All of Section 19, Block F, University Land Survey, Hudspeth County, Texas
164.	All of Section 20, Block F, University Land Survey, Hudspeth County, Texas
165.	All of Section 21, Block F, University Land Survey, Hudspeth County, Texas
166.	All of Section 22, Block F, University Land Survey, Hudspeth County, Texas
167.	All of Section 23, Block F, University Land Survey, Hudspeth County, Texas
168.	All of Section 24, Block F, University Land Survey, Hudspeth County, Texas
169.	All of Section 25, Block F, University Land Survey, Hudspeth County, Texas
170.	All of Section 26, Block F, University Land Survey, Hudspeth County, Texas
171.	All of Section 27, Block F, University Land Survey, Hudspeth County, Texas
172.	All of Section 28, Block F, University Land Survey, Hudspeth County, Texas
173.	All of Section 29, Block F, University Land Survey, Hudspeth County, Texas
174.	All of Section 30, Block F, University Land Survey, Hudspeth County, Texas
175.	All of Section 31, Block F, University Land Survey, Hudspeth County, Texas
176.	All of Section 32, Block F, University Land Survey, Hudspeth County, Texas
177.	All of Section 33, Block F, University Land Survey, Hudspeth County, Texas
178.	All of Section 34, Block F, University Land Survey, Hudspeth County, Texas
179.	All of Section 35, Block F, University Land Survey, Hudspeth County, Texas
180.	All of Section 36, Block F, University Land Survey, Hudspeth County, Texas
181.	All of Section 37, Block F, University Land Survey, Hudspeth County, Texas
182.	All of Section 38, Block F, University Land Survey, Hudspeth County, Texas
183.	All of Section 39, Block F, University Land Survey, Hudspeth County, Texas
184.	All of Section 40, Block F, University Land Survey, Hudspeth County, Texas
185.	All of Section 41, Block F, University Land Survey, Hudspeth County, Texas
186.	All of Section 42, Block F, University Land Survey, Hudspeth County, Texas
187.	All of Section 43, Block F, University Land Survey, Hudspeth County, Texas
188.	All of Section 44, Block F, University Land Survey, Hudspeth County, Texas
189.	All of Section 45, Block F, University Land Survey, Hudspeth County, Texas
190.	All of Section 46, Block F, University Land Survey, Hudspeth County, Texas
191.	All of Section 47, Block F, University Land Survey, Hudspeth County, Texas
192.	All of Section 48, Block F, University Land Survey, Hudspeth County, Texas

4

Exhibit F

Orogrande Excluded Assets

4.5% overriding royalty interest in the Orogrande Properties held by Magdalena Royalties, LLC, an entity in which the Contributor owns a controlling interest.

Exhibit G

Bronco Oil and Gas Leases

[see attached]

	Grantor	Grantee	Tract(s)	Recorded Date	Instrument #	Parish	State
1.	Joel E. Gooch	Schoeffler Energy LLC	LA113-1303-021	6/26/2023	2023004585	Vermillion	Louisiana
2.	Allen M. Schriefer	Schoeffler Energy LLC	LA113-1303-055, LA113-1303-074, LA113-1303-041, LA113-1303-073, LA113-1303-067, LA113-1303-057, LA113-1303-039, LA113-1303-044, LA113-1303-040, LA113-1303-038, LA113-1303-034, LA113-1303-042, LA113-1303-022, LA113-1303-043	6/26/2023	2023004586	Vermillion	Louisiana
3.	Perry Gueydan Property, LLC	Schoeffler Energy LLC	LA113-1303-055, LA113-1303-074, LA113-1303-041, LA113-1303-073, LA113-1303-067, LA113-1303-057, LA113-1303-039, LA113-1303-044, LA113-1303-040, LA113-1303-038, LA113-1303-034, LA113-1303-042, LA113-1303-022, LA113-1303-043	6/26/2023	2023004586	Vermillion	Louisiana
4.	Allen M. & Clara Motlow Schriefer	Schoeffler Energy LLC	LA113-1303-065, LA113-1303-054, LA113-1303-053	6/26/2023	2023004587	Vermillion	Louisiana
5.	The Gift, LLC	Schoeffler Energy LLC	LA113-1303-033	6/26/2023	20230045490	Vermillion	Louisiana
6.	The Gift, LLC	Schoeffler Energy LLC	LA113-1303-056, LA113-1303-020	6/26/2023	2023004589	Vermillion	Louisiana
7.	Darren Perry	Schoeffler Energy LLC	LA113-1303-055, LA113-1303-074, LA113-1303-041, LA113-1303-073, LA113-1303-067, LA113-1303-057, LA113-1303-039, LA113-1303-044, LA113-1303-040, LA113-1303-038, LA113-1303-034, LA113-1303-042, LA113-1303-022, LA113-1303-043	6/26/2023	2023004586	Vermillion	Louisiana
8.	Samuel J. Noel	Schoeffler Energy LLC	LA113-1303-031, LA113-1303-028, LA113-1303-030, LA113-1303-085, LA113-1303-027, LA113-1303-032, LA113-1303-084, LA113-1303-029, LA113-1303-026	6/26/2023	2023004591	Vermillion	Louisiana

	Grantor	Grantee	Tract(s)	Recorded Date	Instrument #	Parish	State
9.	Samuel J. & Pamela Andrepont Noel	Schoeffler Energy LLC	LA113-1303-078, LA113-1303-080	6/26/2023	2023004594	Vermillion	Louisiana
10.	Succession of Theodule Pierre Noel	Schoeffler Energy LLC	LA113-1303-033	6/26/2023	2023004597	Vermillion	Louisiana
11.	Samuel J. Noel	Schoeffler Energy LLC	LA113-1303-033	6/26/2023	2023004597	Vermillion	Louisiana
12.	Charles Dill and Elaine Dill Living Trust	Schoeffler Energy LLC	LA113-1303-070, LA113-1303-079, LA113-1303-081, LA113-1303-062, LA113-1303-058	6/26/2023	2023004600	Vermillion	Louisiana
13.	Melvin Andrew and Velma Jean Racca Faulk	Schoeffler Energy LLC	LA113-1303-019	6/26/2023	2023004603	Vermillion	Louisiana
14.	Alice Castalano Stansbury (Usufruct)	Schoeffler Energy LLC	LA113-1303-045	6/26/2023	2023004604	Vermillion	Louisiana
15.	Toby Jerrid Broussard and Shannon Guidry Broussard	Schoeffler Energy LLC	LA113-1303-077	6/26/2023	2023004605	Vermillion	Louisiana
16.	Lloyd George Sagrera Jr.	Schoeffler Energy LLC	LA113-1303-036, LA113-1303-037	6/26/2023	2023004608	Vermillion	Louisiana
17.	Barbara Ann Morvant	Schoeffler Energy LLC	LA113-1303-025	6/26/2023	2023004609	Vermillion	Louisiana
18.	Wilfred Paul Bouillion	Schoeffler Energy LLC	LA113-1303-013	6/26/2023	2023004611	Vermillion	Louisiana
19.	Yvette Bouillion Menard	Schoeffler Energy LLC	LA113-1303-024	6/26/2023	2023004602	Vermillion	Louisiana
20.	Anita M. Harrison	Schoeffler Energy LLC	LA113-1303-023	6/26/2023	2023004606	Vermillion	Louisiana
21.	Vollmer Properties, L.L.C.	Schoeffler Energy LLC	LA113-1303-075	6/26/2023	2023004607	Vermillion	Louisiana
22.	James Lawrence Boullion	Schoeffler Energy LLC	LA113-1303-012	6/26/2023	2023004610	Vermillion	Louisiana
23.	David & Kim Knight Vollmer	Schoeffler Energy LLC	LA113-1303-046	6/26/2023	2023004612	Vermillion	Louisiana

2

	Grantor	Grantee	Tract(s)	Recorded Date	Instrument #	Parish	State
24.	Jesse A. Vollmer Jr. and Josie Oliver Vollmer (Usufruct)	Schoeffler Energy LLC	LA113-1303-048, LA113-1303-047	6/26/2023	2023004599	Vermillion	Louisiana
25.	Todd Gerald Boullion	Schoeffler Energy LLC	LA113-1303-069	6/26/2023	2023004601	Vermillion	Louisiana
26.	Ellery J. Trahan and Tammy Trahan	Schoeffler Energy LLC	LA113-1303-068	6/26/2023	2023004592	Vermillion	Louisiana
27.	Adam Treloar (See Sheriffs Tax Sale June 2023)	Schoeffler Energy LLC	LA113-1303-076	6/26/2023	2023004595	Vermillion	Louisiana
28.	Mark Devenport and Ashli F. Devenport	Schoeffler Energy LLC	LA113-1303-082, LA113-1303-083	6/26/2023	2023004593	Vermillion	Louisiana
29.	Rita Gayle Geoffroy	Schoeffler Energy LLC	LA113-1303-066, LA113-1303-051, LA113-1303-052	6/26/2023	2023004596	Vermillion	Louisiana
30.	Tiffany Ophelia Connor	Schoeffler Energy LLC	LA113-1303-015	6/26/2023	2023004598	Vermillion	Louisiana
31.	Eddie James Connor	Schoeffler Energy LLC	LA113-1303-015	6/26/2023	2023004598	Vermillion	Louisiana
32.	Ray Anthony Prejean, Jr.	Schoeffler Energy LLC	LA113-1303-015	6/26/2023	2023004598	Vermillion	Louisiana
33.	Marilyn Kaye Connor	Schoeffler Energy LLC	LA113-1303-015	6/26/2023	2023004598	Vermillion	Louisiana
34.	Wilsie Adam Connor, Jr.	Schoeffler Energy LLC	LA113-1303-015	6/26/2023	2023004598	Vermillion	Louisiana

3

Exhibit H

Bronco Contract Area

All of the area identified in the map below as being a part of the AOI (the Area of Interest)

T13S - R3E
Vermilion
ALL RC SUA
Order No. 526-B-1
±320 ac.
313.26 Net Acres
ALL RC SUB
Order No. 526-B-1
±320 ac.
311.63 Net Acres
ALL RB SUA
Order No. 526-B-1
±390 ac.
321.98 Net Acres
3
10
50
11
21
66
6
5
12
52
13
45
7
46
14
8
9
T13S - R3E
16
-LEGEND-
AOI
ALL RB SUA ±390 AC.
ALL RC SUA ±320 AC.
ALL RC SUB ±320 AC.
BRONCO LEASING
Vermilion Parish, LA
June 20, 2023
N
W
E
S
SCHOEFFLER
ENERGY GROUP
LAFAYETTE OFFICE
0
500
1,000
2,000
feet